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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM N-1A

                  REGISTRATION STATEMENT (NO. 33-4424) UNDER
                          THE SECURITIES ACT OF 1933

                         PRE-EFFECTIVE AMENDMENT NO.                      [X]
                                                                          [X]
                     POST-EFFECTIVE AMENDMENT NO. 17
                                      AND

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                                                          [X]
                             AMENDMENT NO. 20

                   VANGUARD CONVERTIBLESECURITIES FUND, INC.
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                              P.O. BOX 2600
                            VALLEY FORGE, PA 19482
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                 REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                         RAYMOND J. KLAPINSKY, ESQUIRE
                                 P.O. BOX 876
                            VALLEY FORGE, PA 19482

  We request that this filing become effective on March 20, 1998, pursuant to paragraph (b) of Rule 485.

  Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

  We have elected to register an indefinite number of shares pursuant to Regulation 24f-2 under the Investment Company Act of 1940. We filed our Rule 24f-2 Notice for the period ended November 30, 1997 on February 27, 1998.

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

                   VANGUARD CONVERTIBLE SECURITIES FUND, INC.

                             CROSS REFERENCE SHEET

  FORM N-1A
 ITEM NUMBER                                        LOCATION IN PROSPECTUS
  Item 1.    Cover Page............................ Cover Page
  Item 2.    Synopsis.............................. Not Applicable
  Item 3.    Condensed Financial Information....... Financial Highlights
  Item 4.    General Description of Registrant..... Investment Objective;
                                                    Investment Limitations;
                                                    Investment Policies;
                                                    General Information
  Item 5.    Management of the Fund................ Management of the Fund;
                                                    Investment Adviser; General
                                                    Information
  Item 5A.   Management's Discussion of Fund
             Performance........................... Herein incorporated by reference to Registrant's
                                                    Annual Report to
                                                    Shareholders dated November
                                                    30, 1997 filed with the
                                                    Securities & Exchange
                                                    Commission's EDGAR system
                                                    on January 26, 1998
  Item 6.    Capital Stock and Other Securities.... Opening an Account and
                                                    Purchasing Shares; Selling
                                                    Your Shares; The Share
                                                    Price of the Fund;
                                                    Dividends, Capital Gains
                                                    and Taxes; General
                                                    Information
  Item 7.    Purchase of Securities Being Offered.. Cover Page; Opening an
                                                    Account and Purchasing
                                                    Shares
  Item 8.    Redemption or Repurchase.............. Selling Your Shares
  Item 9.    Pending Legal Proceedings............. Not Applicable
  FORM N-1A                                         LOCATION IN STATEMENT
 ITEM NUMBER                                        OF ADDITIONAL INFORMATION
  Item 10.   Cover Page............................ Cover Page
  Item 11.   Table of Contents..................... Cover Page
  Item 12.   General Information and History....... Investment Advisory
                                                    Services; General
                                                    Information
  Item 13.   Investment Objective and Policies..... General Information;
                                                    Investment Limitations
  Item 14.   Management of the Registrant.......... Management of the Fund;
                                                    Investment Advisory
                                                    Services
  Item 15.   Control Persons and Principal Holders
             of Securities......................... Management of the Fund;
                                                    General Information
  Item 16.   Investment Advisory and Other          Management of the Fund;
             Services.............................. Investment Advisory
                                                    Services
  Item 17.   Brokerage Allocation.................. Not Applicable
  Item 18.   Capital Stock and Other Securities.... General Information;
                                                    Financial Statements
  Item 19.   Purchase, Redemption and Pricing of
             Securities Being Offered.............. Purchase of Shares;
                                                    Redemption of Shares
  Item 20.   Tax Status............................ Not Applicable
  Item 21.   Underwriters.......................... Not Applicable
  Item 22.   Calculations of Performance Data...... Not Applicable
  Item 23.   Financial Statements.................. Financial Statements

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                                                 A Member of The Vanguard Group
[LOGO OF VANGUARD APPEARS HERE]

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PROSPECTUS--MARCH 20, 1998
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NEW ACCOUNT INFORMATION: INVESTOR INFORMATION DEPARTMENT--1-800-662-7447 (SHIP)
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SHAREHOLDER ACCOUNT SERVICES: CLIENT SERVICES DEPARTMENT--1-800-662-2739 (CREW)
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INVESTMENT         Vanguard Convertible Securities Fund, Inc. (the "Fund") is
OBJECTIVE AND      an open-end diversified investment company that seeks to
POLICIES           provide current income and long-term growth of capital.
                   The Fund invests primarily in corporate bonds and pre-
                   ferred stocks that are convertible into shares of common
                   stock. Although the Fund is designed principally for equi-
                   ty-oriented investors, you should be aware that a majority of the Fund's assets may be invested in convertible secu-
                   rities rated Ba or B by Moody's Investors Service or BB or
                   B by Standard & Poor's Corporation. Corporate bonds with
                   such ratings are commonly referred to as "junk bonds" and
                   are considered speculative by the major ratings agencies.
                   There is no assurance that the Fund will achieve its
                   stated objectives. Shares of the Fund are neither insured
                   nor guaranteed by any agency of the U.S. Government, in-
                   cluding the FDIC.
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OPENING AN         To open a regular (non-retirement) account, please com-
ACCOUNT            plete and return the Account Registration Form. If you
                   need assistance in completing this Form, please call the
                   Investor Information Department. To open an Individual Re-
                   tirement Account (IRA), please use a Vanguard IRA Adoption
                   Agreement. To obtain a copy of this form, call 1-800-662-
                   7447, Monday through Friday, from 8:00 a.m. to 9:00 p.m.
                   and Saturday from 9:00 a.m. to 4:00 p.m. (Eastern time).
                   The minimum initial investment is $3,000, or $1,000 for
                   Individual Retirement Accounts and Uniform Gifts/Transfers
                   to Minors Act accounts. The Fund is offered on a no-load
                   basis (i.e., there are no sales commissions or 12b-1
                   fees). However, the Fund incurs expenses for investment
                   advisory, management, administrative and distribution
                   services.
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ABOUT THIS         This Prospectus is designed to set forth concisely the in-
PROSPECTUS         formation you should know about the Fund before you in-
                   vest. It should be retained for future reference. A
                   "Statement of Additional Information" containing addi-tional information about the Fund has been filed with the Securities and Exchange Commission. This Statement is dated March 20, 1998, and has been incorporated by refer-ence into this Prospectus. It may be obtained without charge by writing to the Fund, calling the Investor Infor-mation Department at 1-800-662-7447, or visiting the Secu-rities and Exchange Commission's website (www.sec.gov).

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TABLE OF CONTENTS
                                   Page
Fund Expenses....................    2
Financial Highlights.............    2
Yield and Total Return...........    3

      FUND INFORMATION

Investment Objective.............    4
Investment Policies..............    4
Investment Risks.................    5
Who Should Invest................    6
Implementation of Policies.......    7
Investment Limitations...........    9

                                   Page
Management of the Fund...........    9
Investment Adviser...............   10
Performance Record...............   12
Dividends, Capital Gains and
  Taxes..........................   12
The Share Price of the Fund......   14
General Information..............   14

     SHAREHOLDER GUIDE

Opening an Account and
 Purchasing Shares...............   16


                                   Page
When Your Account Will Be
  Credited.......................   19
Selling Your Shares..............   20
Exchanging Your Shares...........   22
Important Information About
  Telephone Transactions.........   24
Transferring Registration........   24
Other Vanguard Services..........   25

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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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


FUND EXPENSES   The following table illustrates ALL expenses and fees that you would incur as a shareholder of the Fund. The expenses set forth below are for the 1997 fiscal year.

                SHAREHOLDER TRANSACTION EXPENSES
                ---------------------------------------------------------------
                Sales Load Imposed on Purchases.........................  None
                Sales Load Imposed on Reinvested Dividends..............  None
                Redemption Fees.........................................  None
                Exchange Fees...........................................  None
                ANNUAL FUND OPERATING EXPENSES
                ---------------------------------------------------------------
                Management & Administrative Expenses....................  0.24%
                Investment Advisory Fees................................  0.37%
                12b-1 Fees..............................................  None
                Other Expenses
                   Distribution Costs................................ 0.02%
                   Miscellaneous Expenses............................ 0.04
                                                                      ----
                Total Other Expenses....................................  0.06
                                                                          ---
                      TOTAL OPERATING EXPENSES..........................  0.67%
                                                                          ====

                The purpose of this table is to assist you in understand-ing the various costs and expenses that you would bear di-rectly or indirectly as an investor in the Fund.

                The following example illustrates the expenses that you would incur on a $1,000 investment over various periods, assuming (1) a 5% annual rate of return and (2) redemption at the end of each period. As noted in the table above, the Fund charges no redemption fees of any kind.

                  1 YEAR          3 YEARS            5 YEARS          10 YEARS
                  ------          -------            -------          --------
                    $7              $21                $37              $83

                   THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF
                   PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES
                   MAY BE HIGHER OR LOWER THAN THOSE SHOWN.
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FINANCIAL          The following financial highlights for a share outstanding
HIGHLIGHTS         throughout each period, insofar as they relate to each of
                   the five years in the period ended November 30, 1997, have been derived from financial statements which were audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the Fund's financial statements and notes thereto, which, together with the remaining por-tions of the Fund's 1997 Annual Report to Shareholders, are incorporated by reference in the Statement of Addi-tional Information and in this Prospectus, and which ap-pear, along with the report of Price Waterhouse LLP, in the Fund's 1997 Annual Report to Shareholders. For a more complete discussion of the Fund's performance, please see the Fund's 1997 Annual Report to Shareholders, which may be obtained without charge by writing to the Fund or by calling our Investor Information Department at 1-800-662-
                   7447.

                                                YEAR ENDED NOVEMBER 30,
                          ----------------------------------------------------------------------------
                            1997    1996    1995    1994    1993    1992   1991     1990   1989   1988
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING
 OF YEAR................  $13.07  $12.03  $10.94  $12.89  $11.77  $ 9.82  $8.07    $9.64  $8.71  $7.94
                          ------  ------  ------  ------  ------  ------  -----  -------  -----  -----
INVESTMENT OPERATIONS
 Net Investment Income..     .53     .43     .52     .53     .56     .56    .53      .57    .51    .55
 Net Realized and
  Unrealized Gain (Loss)
  on Investments........    1.17    1.29    1.26   (1.04)   1.03    1.92   1.77    (1.58)   .99    .90
                          ------  ------  ------  ------  ------  ------  -----  -------  -----  -----
  TOTAL FROM INVESTMENT
   OPERATIONS...........    1.70    1.72    1.78    (.51)   1.59    2.48   2.30    (1.01)  1.50   1.45
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
  Investment Income.....    (.47)   (.54)   (.51)   (.53)   (.47)   (.53)  (.55)    (.56)  (.57)  (.56)
 Distributions from
  Realized
  Capital Gains.........   (1.29)   (.14)   (.18)   (.91)    --      --     --       --     --    (.12)
                          ------  ------  ------  ------  ------  ------  -----  -------  -----  -----
  TOTAL DISTRIBUTIONS...   (1.76)   (.68)   (.69)  (1.44)   (.47)   (.53)  (.55)    (.56)  (.57)  (.68)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD.................  $13.01  $13.07  $12.03  $10.94  $12.89  $11.77  $9.82    $8.07  $9.64  $8.71
=======================================================================================================
TOTAL RETURN............   14.81%  14.88%  17.10% (4.35)%  13.87%  26.01% 29.25% (10.95)% 17.70% 18.85%
RATIOS/SUPPLEMENTAL DATA
=======================================================================================================
Net Assets, End of Year
 (Millions).............  $  189  $  170  $  172  $  175  $  202  $  120  $  55  $    44  $  58  $  69
Ratio of Total Expenses
 to Average
 Net Assets.............    0.67%   0.69%   0.75%   0.73%   0.71%   0.85%  0.81%    0.88%  0.84%  0.88%
Ratio of Net Investment
 Income to Average Net
 Assets.................    4.29%   3.43%   4.63%   4.68%   4.44%   4.80%  5.72%    6.35%  5.60%  6.52%
Portfolio Turnover Rate.     182%     97%     46%     52%     81%     55%    57%      55%    55%    24%
Average Commission Rate
 Paid...................  $.0593  $.0594     N/A     N/A     N/A     N/A    N/A      N/A    N/A    N/A

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YIELD AND TOTAL    From time to time the Fund may advertise its yield and to-
RETURN tal return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. The "total return" of the Fund refers to the average annual compounded rates of return over one-, five- and ten-year periods or the life of the Fund (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gains distribu-tions.

                   In accordance with industry guidelines set forth by the
                   U.S. Securities and Exchange Commission, the "30-day
                   yield" of the Fund is calculated by dividing the net in-vestment income per share earned during a 30-day period by the net asset value per share on the last day of the peri-od. Net investment income includes interest and dividend income earned on the Fund's securities; it is net of all expenses and all recurring and nonrecurring charges that have been applied to all shareholder accounts. The yield calculation assumes that the net investment income earned over 30 days is compounded monthly for six months and then annualized. Methods used to calculate advertised yields are standardized for all stock and bond mutual funds. How-ever, these methods differ from the accounting methods used by the Fund to maintain its books and records, and so the advertised 30-day yield may not fully reflect the in-come paid to an investor's account or the yield reported in the Fund's reports to shareholders.
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                                                                              3

INVESTMENT         Vanguard Convertible Securities Fund, Inc. (the "Fund") is
OBJECTIVE          an open-end diversified investment company. The objective
                   of the Fund is to provide current income and long-term
THE FUND SEEKS     growth of capital by investing primarily in convertible
TO PROVIDE         securities. There is no assurance that the Fund will
CURRENT INCOME     achieve its objective.
AND LONG-TERM
GROWTH             The investment objective of the Fund is fundamental and so cannot be changed without the approval of a majority of
                   the Fund's shareholders.
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INVESTMENT         Under normal circumstances, at least 80% of the Fund's as-
POLICIES           sets will be invested in convertible securities. Convert-
                   ible securities include corporate bonds and preferred
THE FUND INVESTS   stocks which are convertible into common stock, as well as
IN CONVERTIBLE     debt instruments with warrants or common stock attached.
SECURITIES         See "Implementation of Policies" for a description of con-
                   vertible securities.

                   The remaining 20% of the Fund's assets may be invested in non-convertible corporate or U.S. Government fixed-income securities, common stocks, and selected money market in-struments. Within this 20% limit, the Fund is authorized to write covered call options on its investments, although it does not presently intend to do so. The Fund may also invest more than 20% of its assets in money market instru-ments when the Fund's investment adviser determines that a temporary defensive position is warranted.

                   In seeking to provide both current income and long-term capital appreciation, the adviser will emphasize the secu-rities of companies with above-average growth potential whose convertible securities offer attractive yields. In general, each security selected for the Fund will, in the opinion of the adviser, be priced at a reasonable premium relative to the price at which it can be converted into common stock.

                   The Fund will predominantly invest in convertible obliga-tions which have been assigned a rating of B or better by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("Standard & Poor's"). The Fund may also invest in non-rated securities that, in the opinion of the Fund's adviser, are equivalent in quality to a B rating or better.

                   While the Fund will invest predominately in securities of U.S.-based companies, up to 20% of the Fund's assets may be invested in dollar-denominated securities issued by foreign companies. See "Implementation of Policies" for a description of other investment practices of the Fund.

                   The Fund is responsible for voting the shares of all secu-rities it holds.

                   These policies are not fundamental and so may be changed
                   by the Board of Directors without shareholder approval. However, before making any important change in its poli-cies, the Fund will give shareholders 30-days notice, in writing.
-------------------------------------------------------------------------------

INVESTMENT RISKS   Convertible securities are hybrid securities, combining
                   the investment characteristics of both bonds and common
THE FUND IS        stocks. Like a bond (or preferred stock), a convertible
SUBJECT TO STOCK   security pays a fixed interest rate (dividend), but may be
AND BOND MARKET    converted into common stock at a specific price or conver-
RISK               sion rate.

                   When the convertible's conversion price is significantly above the price of the issuer's common stock, a convert-ible security takes on the risk characteristics of a bond. At such times, the price of a convertible security will vary inversely with changes in the level of interest rates. In other words, when interest rates rise, convert-ible securities prices will generally fall; conversely, when interest rates fall, convertible securities prices will generally rise. This interest rate risk is in part offset by the income paid by the convertible securities.

                   In contrast, when the conversion price of a convertible security and the common stock price are close to one an-other, a convertible security will behave like a common stock. In such cases, the prices of convertible securities may exhibit the short-term price volatility characteristic of common stocks.

                   For these reasons, investors in the Fund must be willing to accept the market risks of both bonds and stocks. How-ever, because convertible securities have characteristics of both stocks and bonds, they tend to be less sensitive to interest rate changes than bonds of comparable maturity and quality, and less sensitive to stock market changes than fully invested common stock portfolios. Because of these factors and the hybrid nature of convertibles, in-vestors should recognize that convertible securities are likely to perform quite differently than broadly-based measures of the stock and bond markets.

INTERNATIONAL      The Fund may invest as much as 20% of its assets in for-
STOCKS EXPOSE      eign securities. These securities can be traded in either
INVESTORS TO       U.S. or foreign markets. Because of its foreign invest-
COUNTRY RISKS      ments, the Fund is subject to country risk and currency
AND CURRENCY       risk. Country risk is the possibility that political
RISKS              events (such as a war), financial problems (such as gov-
                   ernment default), or natural disasters (such as an earth-quake) will weaken a country's economy and cause invest-ments in that country to lose money. Currency risk is the possibility that a "stronger" U.S. dollar will reduce re-turns for Americans investing overseas. Generally, when the dollar rises in value against a foreign currency, your investment in that country loses value because its cur-rency is worth fewer U.S. dollars.

CREDIT QUALITY     The market for convertible securities includes a larger
MAY BE LOW         proportion of small-to-medium size companies than the
                   broad stock market (as measured by such indices as the Standard & Poor's 500 Composite Stock Price Index). Compa-nies which issue convertible securities are often lower in credit quality. Moreover, the credit rating of a company's convertible issue is generally lower than the rating of the company's conventional debt issues since the convert-ible is normally a "junior" security. The average credit quality of the Fund is expected to be on a par with the universe of convertible securities as a whole, and the Fund may invest up to 100% of its assets in securities rated Ba (BB) or less. Securities with such ratings are considered speculative, and thus pose a greater risk of default than investment grade securities. The following are excerpts from the Moody's and Standard & Poor's defi-nitions for speculative debt obligations:

                   Moody's: Ba-rated bonds have "speculative elements," their future "cannot be considered assured," and protection of principal and interest is "moderate" and "not well safe-guarded." B-rated bonds "lack characteristics of a desir-able investment" and the assurance of interest or princi-pal payments "may be small."

                   Caa-rated bonds are "of poor standing" and "may be in de-fault" or may have "elements of danger with respect to principal or interest."

                   Standard & Poor's: BB-rated bonds have "less near-term vulnerability to default" than B- or CCC-rated securities but face "major ongoing uncertainties . . . which may lead to inadequate capacity" to pay interest or principal. B-rated bonds have a "greater vulnerability to default" than BB-rated bonds and the ability to pay interest or princi-pal will likely be impaired by adverse business condi-tions. CCC-rated bonds have a "currently identifiable vul-nerability to default" and, without favorable business conditions, will be unable to repay interest and princi-pal.

                   Securities rated Ba or lower are considered to be "high-risk" securities and the credit quality of such securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks of a particular security. For these reasons, it is the Fund's policy not to rely primarily on ratings issued by established credit rating agencies, but to utilize such ratings in conjunction with the Portfolio adviser's own independent and ongoing review of the companies repre-sented in the Fund.

                   In the past, the high yields from a portfolio of low-grade securities have more than compensated for the higher de-fault rates on such securities. However, there can be no assurance that diversification will protect the Fund from widespread defaults brought about by a sustained economic downturn, or that yields will continue to offset default rates on high-yield securities in the future.

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WHO SHOULD         The Fund is intended for investors who are seeking a
INVEST             higher level of income than is normally available from
                   common stocks, as well as potential long-term capital ap-
INVESTORS          preciation. Since the Fund may own non-investment grade
SEEKING CURRENT    securities of medium-to-small-sized companies, greater-
INCOME AND LONG-   than-average investment risk may be involved. Investors
TERM CAPITAL       should be able to tolerate sharp, sometimes sudden fluctu-
GROWTH             ations in the value of their investment in pursuit of
                   higher investment returns in the long run.

                   Although convertible securities exhibit characteristics of both stocks and bonds, the Fund does not represent a com-plete investment program. Most investors should maintain diversified holdings of securities with different risk characteristics--including common stocks, bonds and money market instruments. The Fund is intended to be a long-term investment vehicle and is not designed to provide invest-ors with a means of speculating on short-term market move-ments.

                   Investors who engage in excessive account activity gener-
                   ate additional costs which are borne by all of the Fund's
                   shareholders. In order to minimize such costs, the Fund
                   has adopted the following policies. The Fund reserves the
                   right to reject any purchase request (including exchange
                   purchases from other Vanguard portfolios) that is reasona-
                   bly deemed to be disruptive to efficient portfolio manage-
                   ment, either because of the timing of the investment or
                   previous excessive trading by the investor. Additionally,
                   the Fund has adopted exchange privilege limitations as de-
                   scribed in the section "Exchange Privilege Limitations."
                   Finally, the Fund reserves the right to suspend the offer-
                   ing of its shares.
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IMPLEMENTATION     The Fund uses a number of investment vehicles to achieve
OF POLICIES        its objective.

THE FUND INVESTS   The Fund invests primarily in convertible securities. Con-
IN CONVERTIBLE     vertible securities include corporate bonds, debentures,
SECURITIES         notes and preferred stocks which may be converted into the common stock of the issuer at the holder's option. Con-vertible securities obligate the issuing company to pay a stated annual rate of interest (or a stated dividend in the case of convertible preferred stock) and to return the principal amount after a specified period. Convertible se-curities generally offer income yields that are higher than the dividend yield, if any, of the underlying common stock, but lower than the yield of non-convertible debt securities issued by the corporation or corporations of similar investment quality. This fixed-income feature of convertible securities is expected to enable the Fund to achieve its current income objective. Convertible securi-ties are usually priced at a premium to their conversion value--i.e., the value of the common stock received if the holder were to exchange the convertible security.

                   The holder of the convertible security may choose at any time to exchange the convertible security for a specified number of shares of the common stock of the corporation, or occasionally a subsidiary company, at a specified price, as defined by the corporation when the security is issued. Accordingly, the value of the convertible obliga-tion may generally be expected to increase (decrease) as the price of the associated common stock increases (de-creases). Also, the market value of convertible securities tends to be influenced by the level of interest rates and tends to decline as interest rates increase and, converse-ly, to increase as interest rates decline.

                   Convertible securities rank senior to common stocks in an issuer's capital structure, but are generally junior to non-convertible debt securities. As convertible securities are considered junior to any non-convertible debt securi-ties issued by the corporation, convertible securities are typically rated by established credit rating services at one level below the corporation's non-convertible debt.


THE FUND MAY       Although it normally seeks to remain fully invested in
INVEST IN SHORT-   convertible securities, the Fund may invest in certain
TERM FIXED         short-term fixed income securities. Such securities may be
INCOME             used to invest uncommitted cash balances, to maintain li-
SECURITIES         quidity to meet shareholder redemptions, or to take a tem-
                   porary defensive position. These securities include: obli-gations of the United States Government and its agencies or instrumentalities, commercial paper, bank certificates of deposit, and bankers' acceptances, and repurchase agree-ments collateralized by these securities.

THE FUND MAY       The Fund may lend its investment securities on a short-
LEND ITS           term or a long-term basis to qualified institutional in-
SECURITIES         vestors for the purpose of realizing additional income.
                   Loans of securities by the Fund will be collateralized by cash, letters of credit, or securities issued or guaran-teed by the U.S. Government or its agencies. The collat-eral will equal at least 100% of the current market value of the loaned securities.

THE FUND MAY       The Fund may borrow money, subject to the limits set forth
BORROW MONEY       below, for temporary or emergency purposes, including the
                   meeting of redemption requests which might otherwise re-quire the untimely disposition of securities.


PORTFOLIO          The Fund retains the right to sell securities irrespective
TURNOVER IS NOT    of how long they have been held. However, depending on
EXPECTED TO        market conditions and other factors, it is expected that
EXCEED 100%        the portfolio turnover rate for the Fund will not normally exceed 100%. Because of the Fund's change in investment adviser in November 1996, the turnover rate for 1997 ex-ceeded 100%. A turnover rate of 100% would occur, for ex-ample, if all of the Fund's securities were replaced within one year.

DERIVATIVE         Derivatives are instruments whose values are linked to or
INVESTING          derived from an underlying security or index. The most
                   common and conventional types of derivative securities are futures and options.

THE FUND MAY       The Fund may invest in futures contracts and options, but
INVEST IN          only to a limited extent. Specifically, the Fund may enter
DERIVATIVE         into futures contracts provided that not more than 5% of
SECURITIES         its assets are required as a futures contract deposit; in
                   addition, the Fund may enter into futures contracts and options transactions only to the extent that obligations under such contracts or transactions represent not more than 20% of the Fund's assets.

                   Futures contracts and options may be used for several com-mon fund management strategies: to maintain cash reserves while simulating full investment, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a specific futures contract is priced more attractively than other futures contracts or the under-lying security or index.

                   The Fund may use futures contracts for bona fide "hedging" purposes. In executing a hedge, a manager sells, for exam-ple, stock index futures to protect against a decline in the stock market. As such, if the market drops, the value of the futures position will rise, thereby offsetting the decline in value of the Fund's stock holdings.

FUTURES            The primary risks associated with the use of futures con-
CONTRACTS AND      tracts and options are: (i) imperfect correlation between
OPTIONS POSE       the change in market value of the stocks held by the Fund
CERTAIN RISKS      and the prices of futures contracts and options; and (ii)
                   possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The risk of imperfect correlation will be minimized by investing in those con-tracts whose price fluctuations are expected to resemble those of the Fund's underlying secu-rities. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

                   The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of lever-age involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (or gain) to the investor. When investing in futures contracts, the Fund will segre-gate cash or other liquid portfolio securities in the amount of the underlying obligation.
-------------------------------------------------------------------------------

INVESTMENT         The Fund has adopted limitations on some of its investment
LIMITATIONS        policies. Some of these limitations are that the Fund will not:

THE FUND HAS       (a) with respect to 75% of the value of its total assets,
ADOPTED CERTAIN        purchase the securities of any issuer (except
FUNDAMENTAL            obligations of the United States Government and its
LIMITATIONS            instrumentalities) if as a result the Fund would hold
                       more than 10% of the outstanding voting securities of the issuer, or more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer;

                   (b) invest more than 5% of its assets in the securities of companies that have a continuous operating history of less than three years;

                   (c) invest more than 25% of its assets in any one
                       industry;

                   (d) borrow money, except that the Fund may borrow from
                       banks (or through reverse repurchase agreements), for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not exceeding 10% of the value of the Fund's net assets (including the amount borrowed) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of the Fund's net assets, the Fund will not make any additional investments;

                   (e) pledge, mortgage or hypothecate any of its assets to
                       an extent greater than 5% of its total assets.

                   A complete list of the Fund's investment limitations can
                   be found in the Statement of Additional Information. These limitations are fundamental and may be changed only by ap-proval of a majority of the Fund's shareholders.
-------------------------------------------------------------------------------

MANAGEMENT OF      The Fund is a member of The Vanguard Group of Investment
THE FUND           Companies, a family of more than 30 funds, with more than
                   95 portfolios and total assets in excess of $330 billion.
VANGUARD           Through their jointly-owned subsidiary, The Vanguard
ADMINISTERS AND    Group, Inc. ("Vanguard"), the Fund and the other funds in
DISTRIBUTES THE    the Group obtain at cost virtually all of their corporate
FUND               management, administrative, shareholder accounting and
                   distribution services. Vanguard also provides investment advisory services on an at-cost basis to certain Vanguard funds. As a result of Vanguard's unique corporate structure, the Vanguard funds have costs sub-stantially lower than those of most competing mutual funds. In 1997, the average expense ratio (annual costs including advisory fees divided by total net assets) for the Vanguard funds amounted to approximately 0.28% com-pared to an average of 1.24% for other mutual funds (data provided by Lipper Analytical Services).

                   The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and choose its Officers. A list of the Directors and Officers of the Fund and a statement of their present positions and principal occupations during the past five years can be found in the Statement of Additional Information.

                   Vanguard employs a supporting staff of management and ad-ministrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings and equipment. Each fund pays its share of Vanguard's total expenses, which are allocated among the funds under methods approved by the Board of Directors (Trustees) of each fund. In addi-tion, each fund bears its own direct expenses, such as le-gal, auditing and custodian fees.

                   Vanguard also provides distribution and marketing service
                   to the Vanguard funds. The funds are available on a no-
                   load basis (i.e., there are no sales commissions or 12b-1
                   fees). However, each fund bears its share of Vanguard's
                   distribution costs.
-------------------------------------------------------------------------------
INVESTMENT         The Fund employs Oaktree Capital Management, LLC
ADVISER            ("Oaktree"), 550 South Hope Street, 22nd Floor, Los Ange-
                   les, California, 90071, under an investment advisory
OAKTREE CAPITAL    agreement dated November 1, 1996, to manage the investment
MANAGEMENT, LLC    and reinvestment of the assets of the Fund and to continu-
MANAGES THE        ously review, supervise and administer the Fund's invest-
FUND'S             ment program. Oaktree discharges its responsibilities sub-
INVESTMENTS        ject to the control of the Officers and Directors of the
                   Fund.

                   Oaktree specializes in selected niche investment markets. The founders of Oaktree formed the company in April of 1995 after having managed funds in the convertible securi-ties, distressed debt, and high yield bond areas of Trust Company of the West since 1985.

                   Larry W. Keele, Principal and one of the five founders of Oaktree, serves as Portfolio Manager of the Fund. Mr. Keele is supported by research and other investment serv-ices provided by the professional staff of Oaktree. As of November 30, 1997, Oaktree managed approximately $9.7 bil-lion.

                   The Fund pays Oaktree an advisory fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the Fund's average month-end net assets for the quarter (the "Basic Fee"):

                    NET ASSETS                                           RATE
                    ------------------                                  ------
                    First $100 million                                  0.425%
                    Next $100 million                                   0.400%
                    Next $100 million                                   0.375%
                    Next $100 million                                   0.350%
                    Over $400 million                                   0.325%

                   The advisory fee may be increased or decreased by an incentive/penalty fee based on the Fund's total return performance as compared to that of the First Boston Con-vertible Securities Index. Under the fee schedule, the Ba-sic Fee may be increased or decreased by as much as 50%.

                   The incentive/penalty fee structure will not be in full operation until the quarter ending November 30, 1999. Un-til then, the incentive/penalty fee will be calculated us-ing certain transition rules. The incentive/penalty fee schedule and calculation process for the Portfolio's first three years are described in the Portfolio's Statement of Additional Information, which can be obtained by writing to or calling Vanguard.

                   During the fiscal year ended November 30, 1997, the total advisory fees paid by the Fund to Oaktree represented an effective annual base rate of 0.42% of the Fund's average net assets before a decrease of 0.05% based on perfor-mance.

                   The investment advisory agreement authorizes Oaktree to select the brokers or dealers that will execute the pur-chases and sales of portfolio securities for the Fund and directs Oaktree to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Fund. The full range and qual-ity of brokerage services are considered in making these determinations.

                   The Fund has authorized Oaktree to pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution, provided the adviser believes this to be in the best interest of the Fund. If more than one broker can obtain the best available price and favorable execution of a transaction, then Oaktree is authorized to choose a broker who, in addition to execut-ing the transaction, will provide research services to Oaktree or the Fund. However, Oaktree will not pay higher commissions specifically for the purpose of obtaining re-search services. The Fund may direct Oaktree to use a par-ticular broker for certain transactions in exchange for commission rebates or research services provided to the Fund.

                   The Fund's Board of Directors may, without the approval of shareholders, provide for: (a) the employment of a new in-vestment adviser pursuant to the terms of a new advisory agreement, either as a replacement for an existing adviser or as an additional adviser; (b) a change in the terms of an advisory agreement; and

                   (c) the continued employment of an existing adviser on the same advisory contract terms where a contract has been as-
                   signed because of a change in control of the adviser. Any
                   such change will only be made upon not less than 30 days'
                   prior written notice to shareholders of the Fund, which
                   shall include substantially the information concerning the adviser that would have normally been included in a proxy
                   statement.
-------------------------------------------------------------------------------
PERFORMANCE        The table in this section provides investment results for
RECORD             the Fund for several periods throughout the Fund's life-
                   time. The results shown represent the Fund's "total re-turn" investment performance, which assumes the reinvest-ment of all capital gains and income dividends for the in-dicated periods. Also included is comparative information with respect to the unmanaged Standard & Poor's 500 Com-posite Stock Price Index, a widely-used barometer of stock market activity, and the Lehman Aggregate Bond Index, a measure of the investment performance of the bond market.
                   The table does not make any allowance for federal, state or local income taxes, which shareholders must pay on a current basis.

                   The results should not be considered a representation of the total return from an investment made in the Fund to-day. This information is provided to help investors better understand the Fund and may not provide a basis for com-parison with other investments or mutual funds which use a different method to calculate performance.

                                 AVERAGE ANNUAL TOTAL RETURN FOR
                              VANGUARD CONVERTIBLE SECURITIES FUND

                                                                     LEHMAN
             FISCAL PERIODS    VANGUARD CONVERTIBLE   S&P 500    AGGREGATE BOND
             ENDED 11/30/97      SECURITIES FUND       INDEX         INDEX
             --------------    --------------------   -------    --------------
             1 Year                   +14.81%         +28.51%        + 7.55%
             3 Years                  +15.59          +31.05         +10.30
             5 Years                  +10.96          +20.15         + 7.60
             10 Years                 +13.06          +18.72         + 9.21
             Lifetime*                + 9.74          +16.03            N/A

                   *June 17, 1986, to November 30, 1997.
-------------------------------------------------------------------------------
DIVIDENDS,         The Fund expects to pay quarterly dividends from net in-
CAPITAL GAINS      vestment income. Net capital gains distributions, if any,
AND TAXES          will be made annually.

THE FUND WILL      Dividend and capital gains distributions may be automati-
PAY QUARTERLY      cally reinvested or received in cash. See "Choosing a Dis-
DIVIDENDS          tribution Option" for a description of these distribution
                   methods.

                   In addition, in order to satisfy certain distribution re-quirements of the Tax Reform Act of 1986, the Fund may de-clare special year-end dividend and capital gains distri-butions during December. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Fund and received by shareholders on December 31 of the prior year.

                   The Fund intends to continue to qualify for taxation as a "regulated investment company" under the Internal Revenue Code so that it will not be subject to federal income tax to the extent its income is distributed to shareholders. Dividends paid by the Fund from net investment income, whether received in cash or reinvested in additional shares, will be taxable to shareholders as ordinary in-come. For corporate investors, a portion of dividends from net investment income will qualify for the intercorporate dividends-received deduction. However, the portion of the dividends so qualified depends on the aggregate taxable qualifying dividend income received by the Fund from do-mestic (U.S.) sources.

                   Distributions paid by the Fund from net long-term capital gains, whether received in cash or reinvested in addi-tional shares, are taxable as long-term capital gains, re-gardless of the length of time you have owned shares in the Fund. Long-term capital gains may be taxed at differ-ent rates depending on how long the Fund held the securi-ties. Capital gains distributions are made when the Fund realizes net capital gains on sales of portfolio securi-ties during the year. The Fund does not seek to realize any particular amount of capital gains during a year; rather, realized gains are a by-product of portfolio man-agement activities. Consequently, capital gains distribu-tions may be expected to vary considerably from year to year; there will be no capital gains distributions in years when the Fund realizes net capital losses.

                   Note that if you accept capital gains distributions in cash, instead of reinvesting them in additional shares, you are in effect reducing the capital at work for you in the Fund. Also, keep in mind that if you purchase shares in the Fund shortly before the record date for a dividend or capital gains distribution, a portion of your invest-ment will be returned to you as a taxable distribution, regardless of whether you are reinvesting your distribu-tions or receiving them in cash.

                   The Fund will notify you annually as to the tax status of dividend and capital gains distributions paid by the Fund.

A CAPITAL GAIN     A sale of shares of the Fund is a taxable event and may
OR LOSS MAY BE     result in a capital gain or loss. A capital gain or loss
REALIZED UPON      may be realized from an ordinary redemption of shares or
EXCHANGE OR        an exchange of shares between two mutual funds (or two
REDEMPTION         portfolios of a mutual fund).

                   Dividend distributions, capital gains distributions, and capital gains or losses from redemptions and exchanges may be subject to state and local taxes.

                   The Fund is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer iden-tification regulations. You may avoid this withholding re-quirement by certifying on your Account Registration Form your proper Social Security or taxpayer identification Number and by certifying that you are not subject to backup withholding.

                   The Fund has obtained a Certificate of Authority to do business as a foreign corporation in Pennsylvania and does business and maintains an office in that state.

                   In the opinion of counsel, the shares of the Fund will be exempt from Pennsylvania personal property taxes.

                   The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisers concerning the tax consequences of
                   an investment in the Fund. The Fund is managed without re-gard to tax ramifications.
-------------------------------------------------------------------------------

THE SHARE PRICE    The Fund's share price, or "net asset value" per share, is
OF THE FUND        calculated by dividing the total assets of the Portfolio,
                   less all liabilities, by the total number of shares out-standing. The net asset value is determined as of the close of the New York Stock Exchange (generally 4:00 p.m.
                   Eastern time) on each day the exchange is open for trad-ing.

                   Portfolio securities for which market quotations are read-ily available (includes those securities listed on na-tional securities exchanges, as well as those quoted on the NASDAQ Stock Market) will be valued at the last quoted sales price on the day the valuation is made. Such securi-ties which are not traded on the valuation date are valued at the mean of the bid and ask prices. Price information on exchange-listed securities is taken from the exchange where the security is primarily traded. Any foreign secu-rities are valued at the latest quoted sales price avail-able before the time when assets are valued. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

                   Short-term instruments (those with remaining maturities of 60 days or less) may be valued at cost, plus or minus any amortized discount or premium, which approximates market value.

                   Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing serv-ice may be determined without regard to bid or last sale prices of each security, but take into account institu-tional-size transactions in similar groups of securities as well as any developments related to specific securi-ties.

                   Other assets and securities for which no quotations are readily available or which are restricted as to sale (or resale) are valued by such methods as the Board of Direc-tors deems in good faith to reflect fair value.

                   The share price for the Fund can be found daily in the mu-tual fund listings of most major newspapers under the heading of Vanguard Funds.

-------------------------------------------------------------------------------
GENERAL            The Fund is a Maryland corporation. The Fund's Articles of
INFORMATION        Incorporation permit the Directors to issue 1,000,000,000
                   shares of common stock, with a $.001 par value. The Board of Directors has the power to designate one or more clas-ses ("Portfolios") of shares of common stock and to clas-sify or reclassify any unissued shares with respect to such Portfolios. Currently the Fund is offering one class of shares.

                   The shares of the Fund are fully paid and nonassessable; have no preferences as to conversion, exchange, dividends, retirement or other features; and have no pre-emptive rights. Such shares have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they so choose. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held).

                   Annual meetings of shareholders will not be held except as required by the Investment Company Act of 1940 and other applicable law. If requested in writing by the holders of not less than 10% of the outstanding shares of the Fund, an annual meeting will be held to vote on the removal of a Director or Directors of the Fund.

                   All securities and cash are held by CoreStates Bank, N.A., Philadelphia, PA. The Vanguard Group, Inc., Valley Forge, PA, serves as the Fund's Transfer and Dividend Disbursing Agent. Price Waterhouse LLP serves as independent accoun-tants for the Fund and will audit its financial statements annually. The Fund is not involved in any litigation.
-------------------------------------------------------------------------------

                               SHAREHOLDER GUIDE


OPENING AN         You may open a regular (non-retirement) account, either by
ACCOUNT AND        mail or wire. Simply complete and return an Account Regis-
PURCHASING         tration Form and any required legal documentation, indi-
SHARES             cating the amount you wish to invest. Your purchase must
                   be equal to or greater than the $3,000 minimum initial in-vestment requirement ($1,000 for Uniform Gifts/Transfers to Minors Act accounts and IRAs, $500 minimum for an Edu-cation IRA). You must open a new Individual Retirement Ac-count by mail (IRAs may not be opened by wire) using a Vanguard IRA Adoption Agreement. Your purchase must be equal to or greater than the $1,000 minimum initial in-vestment requirement, but no more than $2,000 if you are making a regular IRA contribution. Rollover contributions are generally limited to the amount withdrawn within the past 60 days from an IRA or other qualified retirement plan. If you need assistance with the form or have any questions about this Fund, please call our Investor Infor-mation Department at 1-800-662-7447. Note: For other types of account registrations (e.g., corporations, associa-tions, other organizations, trusts or powers of attorney), please call us to determine which additional forms you may need.

                   The Fund's shares are purchased at the next-determined net asset value after your investment has been received. The Fund is offered on a no-load basis (i.e., there are no sales commissions or 12b-1 fees).

PURCHASE           1) Because of the risks associated with common stock in-
RESTRICTIONS          vestments, the Fund is intended to be a long-term in-
                      vestment vehicle and is not designed to provide invest-ors with a means of speculating on short-term stock market movements. Consequently, the Fund reserves the right to reject any specific purchase (and exchange purchase) request. The Fund also reserves the right to suspend the offering of shares for a period of time.

                   2) Vanguard will not accept third-party checks to purchase shares of the Fund. Please be sure your purchase check is made payable to The Vanguard Group.

ADDITIONAL         Subsequent investments to regular accounts may be made by
INVESTMENTS        mail ($100 minimum), wire ($1,000 minimum), exchange from
                   another Vanguard Fund account ($100 minimum), or Vanguard
                   Fund Express. Subsequent investments to Individual Retire-
                   ment Accounts may be made by mail ($100 minimum) or ex-
                   change from another Vanguard Fund account. In some in-
                   stances, contributions may be made by wire or Vanguard
                   Fund Express. Please call us for more information on these options.
                   -----------------------------------------------------------

                                                     ADDITIONAL INVESTMENTS
                       NEW ACCOUNT                    TO EXISTING ACCOUNTS

PURCHASING BY      Please include the               Additional investments
MAIL Complete      amount of your initial           should include the Invest-
and sign the       investment on the reg-           by-Mail remittance form
enclosed Account   istration form, make             attached to your Fund con-
Registration       your check payable to            firmation statements.
Form               The Vanguard Group-82            Please make your check
                   and mail to:                     payable to The Vanguard
                                                    Group-82, write your ac-
                   THE VANGUARD GROUP               count number on your check
                   P.O. BOX 2600                    and, using the return en-
                   VALLEY FORGE, PA 19482-          velope provided, mail to
                   2600                             the address indicated on
                                                    the invest-by-Mail Form.

For express or     THE VANGUARD GROUP               All written requests
registered mail,   455 DEVON PARK DRIVE             should be mailed to one of
send to:           WAYNE, PA 19087-1815             the addresses indicated
                                                    for new accounts. Do not
                                                    send registered or express
                                                    mail to the post office
                                                    box address.

                   ------------------------------------------------------------
PURCHASING BY                  CORESTATES BANK, N.A.
WIRE Money                     ABA 031000011
should be wired                CORESTATES NO. 0101 9897
to:                            ATTN: VANGUARD

BEFORE WIRING                  VANGUARD CONVERTIBLE SECURITIES FUND
Please contact                 ACCOUNT NUMBER
Client Services                ACCOUNT REGISTRATION
(1-800-662-2739)


                   To assure proper receipt, please be sure your bank includes the name of the Fund selected, the account number Vanguard has assigned to you and the eight-digit CoreStates number.
                   If you are opening a new account, please complete the Ac-
                   count Registration Form and mail it to the "New Account"
                   address above after completing your wire arrangement. NOTE:
                   Federal Funds wire purchase orders will be accepted only
                   when the Fund and Custodian Bank are open for business.
                   ------------------------------------------------------------
PURCHASING BY      You may open a new account or purchase additional shares by
EXCHANGE (from a   making an exchange from an existing Vanguard account.
Vanguard           Please call our Client Services Department at 1-800-662-
account)           2739. The new account will have the same registration as
                   the existing account. However, the Fund reserves the right to refuse any exchange purchase request.
                   ------------------------------------------------------------
PURCHASING BY      The Fund Express Special Purchase option lets you move
FUND EXPRESS       money from your bank account to your Vanguard account on an
                   "as needed" basis. Or if you choose the Automatic Invest-
Special Purchase   ment option, money will be moved automatically from your
and Automatic      bank account to your Vanguard account on the schedule
Investment         (monthly, bimonthly [every
                   other month], quarterly, semi-annually or annually) you
                   select. To establish these Fund Express options, please
                   provide the appropriate information on the Account Regis-
                   tration Form. We will send you a confirmation of your Fund
                   Express service; please wait two weeks before using the
                   service.
-------------------------------------------------------------------------------

CHOOSING A         You must select one of four distribution options:
DISTRIBUTION
OPTION             1. AUTOMATIC REINVESTMENT OPTION--Both dividend and capi-
                      tal gains distributions will be reinvested in addi-tional Fund shares. This option will be selected for you automatically unless you specify one of the other options.

                   2. CASH DIVIDEND OPTION--Your dividends will be paid in
                      cash and your capital gains will be reinvested in addi-tional Fund shares.

                   3. CASH CAPITAL GAIN OPTION--Your capital gains distribu-
                      tions will be paid in cash and your dividends will be reinvested in additional Fund shares.

                   4. ALL CASH OPTION--Both dividend and capital gains dis-
                      tributions will be paid in cash.

                   You may change your option by calling our Client Services Department (1-800-662-2739).

                   If a shareholder has chosen to receive dividend and/or capital gains distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, we will change the dis-tribution option so that all dividends and other distribu-tions are automatically reinvested in additional shares. We will not pay interest on uncashed distribution checks.

                   In addition, an option to invest your cash dividend and/or capital gains distributions in another Vanguard Fund ac-
                   count is available. Please call our Client Services De-
                   partment (1-800-662-2739) for information. You may also
                   elect Vanguard Dividend Express which allows you to trans-
                   fer your cash dividend and/or capital gains distributions
                   automatically to your bank account. Please see "Other Van-
                   guard Services" for more information.
-------------------------------------------------------------------------------
TAX CAUTION        Under Federal tax laws, the Fund is required to distribute net capital gains and dividend income to Fund sharehold-
INVESTORS SHOULD   ers. These distributions are made to all shareholders who
ASK ABOUT THE      own Fund shares as of the distribution's record date, re-
TIMING OF          gardless of how long the shares have been owned. Purchas-
CAPITAL GAINS      ing shares just prior to the record date could have a sig-
AND DIVIDEND       nificant impact on your tax liability for the year. For
DISTRIBUTIONS      example, if you purchase shares immediately prior to the
BEFORE INVESTING   record date of a sizable capital gain or income dividend
                   distribution, you will be assessed taxes on the amount of the capital gain and/or dividend distribution later paid even though you owned the Fund shares for just a short pe-riod of time. (Taxes are due on the distributions even if the dividend or gain is reinvested in additional Fund shares.) While the total value of your investment will be the same after the distribution--the amount of the distri-bution will offset the drop in the net asset value of the shares--you should be aware of the tax implications the timing of your purchase may have.

                   Prospective investors should, therefore, inquire about po-
                   tential distributions before investing. The Fund's annual
                   capital gains distribution normally occurs in December,
                   while income dividends are generally paid quarterly in
                   March, June, September and December. In addition, the Fund may occasionally be required to make supplemental dividend or capital gains distributions at some other time during
                   the year. For additional information on distributions and
                   taxes, see the section titled "Dividends, Capital Gains,
                   and Taxes."
-------------------------------------------------------------------------------
IMPORTANT          The easiest way to establish optional Vanguard services on
INFORMATION        your account is to select the options you desire when you
                   complete your Account Registration Form.

ESTABLISHING       IF YOU WISH TO ADD SHAREHOLDER OPTIONS LATER, YOU MAY NEED
OPTIONAL           TO PROVIDE VANGUARD WITH ADDITIONAL INFORMATION AND A SIG-
SERVICES           NATURE GUARANTEE. PLEASE CALL OUR CLIENT SERVICES DEPART-
                   MENT (1-800-662-2739) FOR FURTHER ASSISTANCE.

SIGNATURE          For our mutual protection, we may require a signature
GUARANTEES         guarantee on certain written transaction requests. A sig-
                   nature guarantee verifies the authenticity of your signa-ture, and may be obtained from banks, brokers and any other guarantor that Vanguard deems acceptable. A SIGNA-
                   TURE GUARANTEE CANNOT BE PROVIDED BY A NOTARY PUBLIC.

CERTIFICATES       Share certificates will be issued upon request. If a cer-
                   tificate is lost, you may incur an expense to replace it.

BROKER/DEALER      If you purchase shares in Vanguard Funds through a regis-
PURCHASES          tered broker/dealer or investment adviser, the
                   broker/dealer or adviser may charge a service fee.

CANCELLING         The Fund will not cancel any trade (e.g., purchase, ex-
TRADES             change or redemption) believed to be authentic, once the
                   trade request has been received in writing or by tele-phone.

ELECTRONIC         You may receive a prospectus for the Fund or any of the
PROSPECTUS         Vanguard Funds in an electronic format through Vanguard's
DELIVERY           website at www.vanguard.com. For additional information
                   please see "Other Vanguard Services--Computer Access."

-------------------------------------------------------------------------------
WHEN YOUR          Your trade date is the date on which your account is cred-
ACCOUNT WILL BE    ited. If your purchase is made by check, Federal Funds
CREDITED           wire or exchange and is received by the close of regular
                   trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time), your trade date is the day of receipt.
                   If your purchase is received after the close of regular trading on the Exchange, your trade date is the next busi-ness day. Your shares are purchased at the net asset value determined on your trade date.

                   In order to prevent lengthy processing delays caused by the clearing of foreign checks, Vanguard will only accept a foreign check which has been drawn in U.S. dollars and has been issued by a foreign bank with a U.S. correspon-dent bank. The name of the U.S. correspondent bank must be printed on the face of the foreign check.

                   The Fund reserves the right to suspend the offering of shares for a period of time. The Fund also reserves the right to reject any specific purchase request.
-------------------------------------------------------------------------------

SELLING YOUR       You may withdraw any portion of the funds in your account
SHARES             by redeeming shares at any time. (Please see "Important
                   Redemption Information.") You generally may initiate a re-
                   quest by writing or by telephoning. Your redemption pro-
                   ceeds are normally mailed within two business days after
                   the receipt of the request in Good Order. No interest will accrue on amounts represented by uncashed redemption
                   checks.
                   -----------------------------------------------------------

SELLING BY MAIL    Requests should be mailed to THE VANGUARD GROUP, VANGUARD
                   CONVERTIBLE SECURITIES FUND, P.O. BOX 1120, VALLEY FORGE,
                   PA 19482-1120. (For express or registered mail, send your request to The Vanguard Group, Vanguard Convertible Secu-rities Fund, 455 Devon Park Drive, Wayne, PA 19087-1815.)

                   The redemption price of shares will be the Fund's net as-
                   set value next determined after Vanguard has received all
                   required documents in Good Order.
                   -----------------------------------------------------------
DEFINITION OF      GOOD ORDER means that the request includes the following:
GOOD ORDER
                   1. The account number and Fund name.
                   2. The amount of the transaction (specified in dollars or
                      shares).
                   3. The signatures of all owners exactly as they are regis-
                      tered on the account.
                   4. Any required signature guarantees.

                   5. Other supporting legal documentation that may be re-
                      quired, in the case of estates, corporations, trusts, and certain other accounts.
                   6. Any certificates that you are holding for the account.

                   IF YOU HAVE ANY QUESTIONS ABOUT THIS DEFINITION AS IT PER-TAINS TO YOUR REQUEST, PLEASE CALL OUR CLIENT SERVICES DE-PARTMENT AT 1-800-662-2739.
                   -----------------------------------------------------------

SELLING BY         To sell shares by telephone, you or your pre-authorized
TELEPHONE          representative may call our Client Services Department at
                   1-800-662-2739. The proceeds will be sent to you by mail.
                   PLEASE NOTE: As a protection against fraud, your telephone mail redemption privilege will be suspended for 15 calen-
                   dar days following any expedited address change to your
                   account. An expedited address change is one that is made
                   by telephone or in writing, without the signatures of all
                   account owners. Please see "Important Information About
                   Telephone Transactions."
                   -----------------------------------------------------------
SELLING BY FUND    If you select the Fund Express Automatic Withdrawal op-
EXPRESS            tion, money will be automatically moved from your Vanguard
                   Fund account to your bank account according to the sched-
Automatic          ule you have selected. The Special Redemption option lets
Withdrawal &       you move money from your Vanguard account to your bank ac-
Special            count on an "as needed" basis. To establish these Fund Ex-
Redemption         press options, please provide the appropriate information
                   on the Account Registration Form. We will send you a con-
                   firmation of your Fund Express service; please wait two
                   weeks before using the service.
                   -----------------------------------------------------------
SELLING BY         You may sell shares of the Fund by making an exchange to
EXCHANGE           another Vanguard Fund account. Please see "Exchanging Your
                   Shares" for details.
                   -----------------------------------------------------------

IMPORTANT          Shares purchased by check or Fund Express may be redeemed
REDEMPTION         at any time. However, your redemption proceeds will not be
INFORMATION        paid until payment for the purchase is collected, which
                   may take up to ten calendar days.
                   -----------------------------------------------------------
DELIVERY OF        Redemption requests received by telephone prior to the
REDEMPTION         close of regular trading on the New York Stock Exchange
PROCEEDS           are processed on the day of receipt and the redemption
                   proceeds are normally sent on the following business day.

                   Redemption requests received by telephone after the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) are processed on the business day fol-lowing receipt and the proceeds are normally sent on the second business day following receipt.

                   Redemption proceeds must be sent to you within seven days of receipt of your request in Good Order except as de-scribed above in Important Redemption Information.

                   If you experience difficulty in making a telephone redemp-tion during periods of drastic economic or market changes, your redemption request may be made by regular or express mail. It will be implemented at the net asset value next determined after your request has been received by Van-guard in Good Order. The Fund reserves the right to revise or terminate the telephone redemption privilege at any time.

                   The Fund may suspend the redemption right or postpone pay-ment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the United States Securities and Exchange Commission.

                   If the Board of Directors determines that it would be det-
                   rimental to the best interests of the Fund's remaining
                   shareholders to make payment in cash, the Fund may pay re-
                   demption proceeds in excess of $250,000 in whole or in
                   part by a distribution in kind of readily marketable secu-
                   rities.
                   -----------------------------------------------------------
VANGUARD'S         If you make a redemption from a qualifying account, Van-
AVERAGE COST       guard will send you an Average Cost Statement which pro-
STATEMENT          vides you with the tax basis of the shares you redeemed.
                   Please see "Statements and Reports" for additional infor-
                   mation.
                   -----------------------------------------------------------

LOW BALANCE FEE    Due to the relatively high cost of maintaining smaller ac-
AND MINIMUM        counts, the Fund will automatically deduct a $10 annual
ACCOUNT BALANCE    fee in either June or December from non-retirement ac-
REQUIREMENT        counts with balances falling below $2,500 ($500 for Uni-
                   form Gifts/Transfers to Minors Act accounts). The fee gen-erally will be waived for investors whose aggregate Van-guard assets exceed $50,000.

                   In addition, the Fund reserves the right to liquidate any non-retirement account that is below the minimum initial investment amount of $3,000. If at any time the total in-vestment does not have a value of at least $3,000, you may be notified that your account is below the Fund's minimum account balance requirement. You would then be allowed 60 days to make an additional in-vestment before the account is liquidated. Proceeds would be promptly paid to the registered shareholder.

                   Vanguard will not liquidate your account if it has fallen
                   below $3,000 solely as a result of declining markets
                   (i.e., a decline in a Fund's net asset value).
-------------------------------------------------------------------------------
EXCHANGING YOUR    Should your investment goals change, you may exchange your
SHARES             shares of Vanguard Convertible Securities Fund for those
                   of other available Vanguard Funds.

EXCHANGING BY      When exchanging shares by telephone, please have ready the
TELEPHONE          Fund name, account number, Social Security Number or em-
                   ployer identification number listed on the account, and
Call Client        the exact name and address in which the account is regis-
Services (1-800-   tered. Requests for telephone exchanges received prior to
662-2739)          the close of trading on the New York Stock Exchange (gen-
                   erally 4:00 p.m. Eastern time) are processed at the close
                   of business that same day. Requests received after the
                   close of the Exchange are processed the next business day.
                   TELEPHONE EXCHANGES ARE NOT ACCEPTED INTO OR FROM NON-RE-
                   TIREMENT INVESTMENTS IN VANGUARD INDEX TRUST, VANGUARD
                   BALANCED INDEX FUND, VANGUARD INTERNATIONAL EQUITY INDEX
                   FUND, VANGUARD REIT INDEX PORTFOLIO, VANGUARD TOTAL INTER-
                   NATIONAL PORTFOLIO, AND VANGUARD GROWTH AND INCOME PORTFO-
                   LIO. If you experience difficulty in making a telephone
                   exchange, your exchange request may be made by regular or
                   express mail, and it will be implemented at the closing
                   net asset value on the date received by Vanguard provided
                   the request is received in Good Order.
                   -----------------------------------------------------------

EXCHANGING BY      Please be sure to include on your exchange request the
MAIL               name and account number of your current Fund, the name of
                   the Fund you wish to exchange into, the amount you wish to exchange, and the signatures of all registered account
                   holders. Send your request to THE VANGUARD GROUP, VANGUARD
                   CONVERTIBLE SECURITIES FUND, P.O. BOX 1120, VALLEY FORGE,
                   PA 19482-1120. (For express or registered mail, send your
                   request to Vanguard Financial Center, Vanguard Convertible
                   Securities Fund, 455 Devon Park Drive, Wayne, PA 19087-
                   1815.)
                   -----------------------------------------------------------

EXCHANGING         You may use your personal computer to exchange shares of
ONLINE             most Vanguard funds by accessing our website
                   (www.vanguard.com). To establish this service for your ac-count, you must first register through the website. We will then send to you, by mail, an account access password that will enable you to make online exchanges.

                   The Vanguard funds that you cannot purchase or sell
                   through online exchange are VANGUARD INDEX TRUST, VANGUARD BALANCED INDEX FUND, VANGUARD INTERNATIONAL EQUITY INDEX FUND, VANGUARD REIT INDEX PORTFOLIO, VANGUARD TOTAL INTER-NATIONAL PORTFOLIO, AND VANGUARD GROWTH AND INCOME PORTFO-LIO (formerly known as Vanguard Quantitative Portfolios). These funds do permit online exchanges within IRAs and other retirement accounts.
                   -----------------------------------------------------------

IMPORTANT          Before you make an exchange, you should consider the fol-
EXCHANGE           lowing:
INFORMATION
                   . Please read the Fund's prospectus before making an ex-
                     change. For a copy and for answers to any questions you may have, call our Investor Information Department (1-800-662-7447).

                   . An exchange is treated as a redemption and a purchase.
                     Therefore, you could realize a taxable gain or loss on the transaction.

                   . Exchanges by telephone are accepted only if the regis-
                     trations and the taxpayer identification numbers of the two accounts are identical.

                   . To exchange into an account with a different registra-
                     tion (including a different name, address, or taxpayer identification number), you must provide Vanguard with written instructions that include the guaranteed signa-tures of all current account owners.

                   . The shares to be exchanged must be on deposit and not
                     held in certificate form.

                   . New accounts are not currently accepted in
                     Vanguard/Windsor Fund.

                   . The redemption price of shares redeemed by exchange is
                     the net asset value next determined after Vanguard has received the required documentation in Good Order.

                   . When opening a new account by exchange, you must meet
                     the minimum investment requirement of the new Fund.

                   Every effort will be made to maintain the exchange privi-lege. However, the Fund reserves the right to revise or terminate its provisions, limit the amount of, or reject any exchange, as deemed necessary, at any time.

                   The exchange privilege is only available in states in
                   which shares of the Fund are registered for sale. The
                   Fund's shares are currently registered for sale in all 50
                   states and the Fund intends to maintain such registration.
-------------------------------------------------------------------------------
EXCHANGE           The Fund's exchange privilege is not intended to afford
PRIVILEGE          shareholders a way to speculate on short-term movements in
LIMITATIONS        the market. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Fund and increase transaction costs, the Fund has established a policy of limiting excessive ex-change activity.

                   Exchange activity generally will not be deemed excessive
                   if limited to two substantive exchange redemptions (at
                   least 30 days apart) from the Fund during any twelve month period. "Substantive" means either a dollar amount or a series of movements between Vanguard funds that Vanguard determines, in its sole discretion, could have an adverse impact on the management of the Fund. Notwithstanding these limitations, the Fund reserves the right to reject
                   any purchase request (including exchange purchases from other Vanguard portfolios) that is reasonably deemed to be disruptive to efficient portfolio management.
-------------------------------------------------------------------------------

IMPORTANT          The ability to initiate redemptions (except wire or Fund
INFORMATION        Express redemptions) and exchanges by telephone is auto-
ABOUT TELEPHONE    matically established on your account unless you request
TRANSACTIONS       in writing that telephone transactions on your account not be permitted.

                   To protect your account from losses resulting from unau-thorized or fraudulent telephone instructions, Vanguard adheres to the following security procedures:

                   1. SECURITY CHECK. To request a transaction by telephone,
                      the caller must know (i) the name of the Fund; (ii) the 10-digit account number; (iii) the exact name and ad-dress used in the registration; and (iv) the Social Se-curity or employer identification number listed on the account.

                   2. PAYMENT POLICY. The proceeds of any telephone redemp-
                      tion made by mail will be made payable to the regis-tered shareowner and mailed to the address of record, only.

                   Neither the Fund nor Vanguard will be responsible for the authenticity of transaction instructions received by tele-phone, provided that reasonable security procedures have been followed. Vanguard believes that the security proce-dures described above are reasonable, and that if such procedures are followed, you will bear the risk of any losses resulting from unauthorized or fraudulent telephone transactions on your account.
-------------------------------------------------------------------------------

TRANSFERRING       You may transfer the registration of any of your Fund
REGISTRATION       shares to another person by completing a transfer form and sending it to: THE VANGUARD GROUP, ATTENTION: TRANSFER DE-
                   PARTMENT, P.O. BOX 1110, VALLEY FORGE, PA 19482-1110. AT-
                   TENTION: TRANSFER DEPARTMENT. The request must be in Good
                   Order. BEFORE MAILING YOUR REQUEST, PLEASE CALL OUR CLIENT
                   SERVICES DEPARTMENT (1-800-662-2739) FOR FULL INSTRUC-
                   TIONS.
-------------------------------------------------------------------------------
STATEMENTS AND     Vanguard will send you a confirmation statement each time
REPORTS            you initiate a transaction in your account (except for
                   checkwriting redemptions from Vanguard money market ac-counts). You will also receive a comprehensive account statement at the end of each calendar quarter. The fourth-quarter statement will be a year-end statement, listing all transaction activity for the entire calendar year.

                   Vanguard's Average Cost Statement provides you with the average cost of shares redeemed from your account during the calendar year, using the average cost single category method. This service is available for most taxable ac-counts opened since January 1, 1986. In general, investors who redeemed shares from a qualifying Vanguard account may expect to receive their Average Cost Statement along with their Portfolio Summary Statement. Please call our Client Services Department (1-800-662-2739) for information.

                   Financial reports on the Fund will be mailed to you semi-annually, according to the Fund's fiscal year-end.
-------------------------------------------------------------------------------

OTHER VANGUARD     For more information about any of these services, please
SERVICES           call our Investor Information Department at 1-800-662-
                   7447.

VANGUARD DIRECT    With Vanguard's Direct Deposit Service, most U.S. Govern-
DEPOSIT SERVICE    ment checks (including Social Security and military pen-
                   sion checks) and private payroll checks may be automati-cally deposited into your Vanguard Fund account. Separate brochures and forms are available for direct deposit of U.S. Government and private payroll checks.

VANGUARD           Vanguard's Automatic Exchange Service allows you to move
AUTOMATIC          money automatically among your Vanguard Fund accounts. For
EXCHANGE SERVICE   instance, the service can be used to "dollar cost average"
                   from a money market portfolio into a stock or bond fund or to contribute to an IRA or other retirement plan. Please contact our Client Services Department at 1-800-662-2739 for additional information.

VANGUARD FUND      Vanguard's Fund Express allows you to transfer money be-
EXPRESS            tween your Fund account and your account at a bank, sav-
                   ings and loan association, or a credit union that is a member of the Automated Clearing House (ACH) system. You may elect this service on the Account Registration Form or call our Investor Information Department (1-800-662-7447) for a Fund Express application.

                   Special rules govern how your Fund Express purchases or redemptions are credited to your account. In addition, some services of Fund Express cannot be used with specific Vanguard Funds. For more information, please refer to the Vanguard Fund Express brochure.

VANGUARD           Vanguard's Dividend Express allows you to transfer your
DIVIDEND EXPRESS   dividend and/or capital gains distributions automatically
                   from your Fund account, one business day after the Fund's payable date, to your account at a bank, savings and loan association, or a credit union that is a member of the Au-tomated Clearing House (ACH) system. You may elect this service on the Account Registration Form or call our Investor Information Department (1-800-662-7447) for a
                   Vanguard Dividend Express application.

                   Vanguard's Tele-Account is a convenient, automated service
VANGUARD           that provides share price, price change and yield quota-
TELE-ACCOUNT(R)    tions on Vanguard Funds through any TouchTone(TM) tele-
                   phone. This service also lets you obtain information about your account balance, your last transaction, and your most recent dividend or capital gains payment. In addition, you may perform investment exchanges of Vanguard Fund shares and redemptions by check using Tele-Account. To contact
                   Vanguard's Tele-Account service, dial 1-800-ON-BOARD (1-
                   800-662-6273). A brochure offering detailed operating in-structions is available from our Investor Information De-partment (1-800-662-7447).
COMPUTER ACCESS

VANGUARD ONLINE    Use your personal computer to learn more about Vanguard's
www.vanguard.com   funds and services; keep in touch with your Vanguard ac-
                   counts; map out a long-term investment strategy; initiate certain transactions; and ask questions, make suggestions, and send messages to Vanguard.

                   Our education-oriented website provides timely news and information about Vanguard's funds and services; an online "university" that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.

-------------------------------------------------------------------------------

[LOGO OF VANGUARD APPEARS HERE]

---------------

THE VANGUARD GROUP

P.O. Box 2600
Valley Forge, PA 19482

INVESTOR INFORMATION DEPARTMENT:
1-800-662-7447

CLIENT SERVICES DEPARTMENT:
1-800-662-2739

TELE-ACCOUNT FOR 24-HOUR ACCESS:
1-800-662-6273 (ON-BOARD)

TELECOMMUNICATION SERVICE FOR THE HEARING-IMPAIRED:
1-800-662-2738

TRANSFER AGENT:
The Vanguard Group, Inc.

P.O. Box 2600
Valley Forge, PA 19482

                        [LOGO OF VANGUARD APPEARS HERE]

                              P R O S P E C T U S

                              MARCH 20, 1998



                                  A member of
                             THE VANGUARD GROUP(R)

PI82

                                    PART B

                  VANGUARD CONVERTIBLE SECURITIES FUND, INC.

                      STATEMENT OF ADDITIONAL INFORMATION

                              MARCH 20, 1998

  This Statement is not a prospectus but should be read in conjunction with the Fund's current Prospectus dated March 20, 1998. To obtain the Prospectus please call:

                        INVESTOR INFORMATION DEPARTMENT
                                1-800-662-7447

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Investment Limitations.....................................................  B-1
Purchase of Shares.........................................................  B-2
Redemption of Shares.......................................................  B-2
Management of the Fund.....................................................  B-3
Directors and Officers.....................................................  B-5
Investment Advisory Services...............................................  B-7
Portfolio Transactions.....................................................  B-9
General Information........................................................ B-10
Yield and Total Return..................................................... B-10
Comparative Indexes........................................................ B-10
Financial Statements....................................................... B-13
Appendix--Description of Securities and Ratings............................ B-14

                            INVESTMENT LIMITATIONS

  The following restrictions are fundamental policies and cannot be changed without approval of the holders of a majority of the outstanding shares of the Fund or, if less, 67% of the shares represented at a meeting of shareholders at which the holders of 50% or more of the shares are represented. The Fund may not under any circumstances:

    1. Borrow money, except that the Fund may borrow from banks (or through reverse repurchase agreements), for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might other-wise require the untimely disposition of securities, in an amount not ex-ceeding 10% of the value of the Fund's total assets (including the amount borrowed) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any addi-tional investments;

    2. With respect to 75% of the value of its total assets, purchase the se-curities of any issuer (except obligations of the United States government and its instrumentalities) if as a result the Fund would hold more than 10% of the outstanding voting securities of the issuer, or more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer;

    3. Invest for the purpose of exercising control of management of any com-pany;

    4. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets or otherwise to the extent permitted by Section 12 of the Investment Company Act of 1940 (the "1940 Act"). The Fund will invest only in investment com-panies which have investment objectives and investment policies consistent with those of the Fund;

    5. Engage in the business of underwriting securities issued by other per-sons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of investment securities;

    6. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid (including the Fund's investment in The Vanguard Group, Inc.);

    7. Invest in commodities or real estate, although the Fund may purchase and sell securities of companies which deal in real estate, or interests therein, and the Fund may purchase covered call options as described in the prospectus;

    8. Purchase securities on margin or sell any securities short;

    9. Invest more than 5% of the assets of the Fund, at the time of invest-ment, in the securities of any issuers which have (with predecessors) a record of less than three years' continuous operation;

    10. Purchase or retain any security if (i) one or more officers, direc-tors or partners of the Fund or its investment adviser individually own or would own, directly or beneficially, more than 1/2 of 1 per cent of the se-curities of such issuer, and (ii) in the aggregate such persons own or would own more than 5% of such securities;

    11. Make loans except (i) by purchasing bonds, debentures or similar ob-ligations (including repurchase agreements, subject to the limitation de-scribed in (6) above), which are publicly distributed, and (ii) by lending its securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the Investment Company Act or the Rules and Regulations or interpretations of the Securities and Ex-change Commission (the "Commission") thereunder;

    12. Pledge, mortgage, or hypothecate any of its assets to an extent greater than 5% of its total assets;

    13. Invest directly in interests in oil, gas or other mineral exploration or development programs; and

    14. Invest more than 25% of the value of its total assets in any one in-dustry.

  The above mentioned investment limitations are considered at the time in-vestment securities are purchased. Notwithstanding these limitations, the Fund may own all or any portion of the securities of, or make loans to, or contrib-ute to the costs or other financial requirements of any company which will be wholly-owned by the Fund and one or more other investment companies and is primarily engaged in the business of providing, at-cost, management, adminis-trative, distribution or related services to the Fund and other investment companies. See "The Vanguard Group."

                              PURCHASE OF SHARES

  The Fund reserves the right in its sole discretion (i) to suspend the offer-ing of its shares, (ii) to reject purchase orders when in the judgment of man-agement such rejection is in the best interest of the Fund, and (iii) to re-duce or waive the minimum investment for or any other restrictions on initial and subsequent investments for certain fiduciary accounts or under circum-stances where certain economies can be achieved in sales of the Fund's shares.

                             REDEMPTION OF SHARES

  The Fund may suspend redemption privileges or postpone the date of payment for redeemed shares (i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is re-stricted, as determined by the Commission; (ii) during any period when an emergency exists, as defined by the rules of the Commission, as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or fairly determine the value of its assets; and (iii) for such other periods as the Commission may permit.

  No charge is made by the Fund for redemptions. Any redemption may be more or less than the shareholder's cost, depending on the current market value of the securities held by the Fund.

  The Fund has made an election with the Commission to pay in cash all redemp-tions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part in investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "The Fund's Share Price," and a redeeming shareholder would normally incur brokerage expenses if he converted these securities to cash.

                            MANAGEMENT OF THE FUND
                              THE VANGUARD GROUP

  Vanguard Convertible Securities Fund is a member of The Vanguard Group of Investment Companies. Through their jointly-owned subsidiary, The Vanguard Group, Inc. ("Vanguard"), the Fund and the other Funds in the Group obtain at cost virtually all of their corporate management, administrative and distribu-tion services. Vanguard also provides investment advisory services on an at-cost basis to several of the Vanguard Funds. Vanguard employs a supporting staff of management and administrative personnel needed to provide the requi-site services to the Funds and also furnishes the Funds with necessary office space, furnishings and equipment. Each Fund pays its share of Vanguard's total expenses, which are allocated among the Funds under methods approved by the Board of Directors (Trustees) of each Fund. In addition, each Fund bears its own direct expenses such as legal, auditing and custodian fees.

  The Fund's Officers are also Officers and employees of Vanguard. No Officer or employee owns, or is permitted to own, any securities of any external ad-viser for the Funds.

  Vanguard adheres to a Code of Ethics established pursuant to Rule 17j-1 un-der the Investment Company Act of 1940. The Code is designed to prevent unlaw-ful practices in connection with the purchase or sale of securities by persons associated with Vanguard. Under Vanguard's Code of Ethics, certain Officers and employees of Vanguard who are considered access persons are permitted to engage in personal securities transactions. However, such transactions are subject to procedures and guidelines substantially similar to those recom-mended by the mutual fund industry and approved by the U.S. Securities and Ex-change Commission.

  Vanguard was established and operates under a Funds' Service Agreement which was approved by the shareholders of each of the Funds. The amounts which each of the Funds has invested in Vanguard are adjusted from time to time in order to maintain the proportionate relationship between each Fund's relative net assets and its contribution to Vanguard's capital. At November 30, 1997, the Fund had contributed capital of $13,000 to Vanguard, representing .10% of Van-guard's capitalization. The Funds' Service Agreement provides for the follow-ing arrangement: (1) each Vanguard Fund may invest a maximum of 0.40% of its assets in Vanguard; and (2) there is no restriction on the maximum aggregate cash investment that the Vanguard Funds may make in Vanguard.

MANAGEMENT

  Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships;
(6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the Funds by third parties. During the fiscal year ended November 30, 1997, the Fund's share of actual net costs of operation relating to management and administrative services provided by Vanguard totaled approx-imately $434,000.

DISTRIBUTION

  Vanguard provides all distribution and marketing activities for the Funds in the Group. Vanguard Marketing Corporation, a wholly-owned subsidiary of Van-guard, acts as Sales Agent for the shares of the Funds, in connection with any sales made directly to investors in the states of Florida, Missouri, New York, Ohio, Texas and such other states as it may be required.

  The principal distribution expenses are for advertising, promotional materi-als and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment com-panies which will become members of the Group. The Directors and Officers of Vanguard determine the amount to be spent annually on distribution activities, the manner and amount to be spent on each Fund, and whether to organize new investment companies.

  One-half of the distribution expenses of a marketing and promotional nature is allocated among the Funds based upon relative net assets. The remaining one-half of those expenses is allocated among the Funds based upon each Fund's sales for the preceding 24 months relative to the total sales of the Funds as a Group, provided, however, that no Fund's aggregate quarterly rate of contri-bution for distribution expenses of a marketing and promotional nature shall exceed 125% of average distribution expense rate for the Group, and that no Fund shall incur annual distribution expenses in excess of .02 of 1% of its average month-end net assets. During the fiscal year ended November 30, 1997, the Fund paid approximately $34,000 of the group's distribution and marketing expenses, or approximately 0.02% of 1% of its average month-end assets.

INVESTMENT ADVISORY SERVICES

  Vanguard provides investment advisory services to Vanguard Money Market Re-serves, Vanguard Bond Index Fund, Vanguard REIT Index Portfolio, Vanguard In-dex Trust, Vanguard Balanced Index Fund, Vanguard International Equity Index Fund, Vanguard Municipal Bond Fund, several portfolios of Vanguard Fixed In-come Securities Fund, Vanguard Admiral Funds, Vanguard Institutional Index Fund, several Portfolios of Vanguard Variable Insurance Fund, Vanguard Cali-fornia Tax-Free Fund, Vanguard New York Tax-Free Fund, Vanguard Pennsylvania Tax-Free Fund, Vanguard Ohio Tax-Free Fund, Vanguard Florida Insured Tax-Free Fund, Vanguard New Jersey Tax-Free Fund, Vanguard Tax-Managed Fund, Aggressive Growth Portfolio of Vanguard Horizon Fund, Total International Portfolio of Vanguard STAR Fund, Vanguard Explorer Fund, a portion of Vanguard/Windsor II and a portion of Vanguard/Morgan Growth Fund, as well as several indexed sepa-rate accounts. These services are provided on an at-cost basis from a money management staff employed directly by Vanguard. The compensation and other ex-penses of this staff are paid by the Funds utilizing these services.

                            DIRECTORS AND OFFICERS

  The Officers of the Fund manage its day-to-day operations and are responsi-ble to the Fund's Board of Directors. The Directors set broad policies for the Fund and choose its Officers. The following is a list of Directors and Offi-cers of the Fund and a statement of their present positions and principal oc-cupations during the past five years. The mailing address of the Fund's Direc-tors and Officers is Post Office Box 876, Valley Forge, PA 19482.

JOHN C. BOGLE, (DOB: 5/8/1929)            ALFRED M. RANKIN, JR., (DOB:
Senior Chairman and Director*             10/8/1941) Director
 Senior Chairman and Director of The       Chairman, President, Chief
 Vanguard Group, Inc., and each of         Executive Officer, and Director of
 the investment companies in The           NACCO Industries, Inc.; Director of
 Vanguard Group; Director of The           The BFGoodrich Company, and The
 Mead Corporation, General Accident        Standard Products Company.
 Insurance, and Chris-Craft
 Industries, Inc.                         JOHN C. SAWHILL, (DOB: 6/12/1936)
                                          Director
JOHN J. BRENNAN, (DOB: 7/29/1954)          President and Chief Executive
Chairman, Chief Executive Officer &        Officer of The Nature Conservancy;
Director*                                  formerly, Director and Senior
 Chairman, Chief Executive Officer         Partner of McKinsey & Co., and
 and Director of The Vanguard Group,       President of New York University;
 Inc. and each of the investment           Director of Pacific Gas and
 companies in The Vanguard Group.          Electric Company, Procter & Gamble
                                           Company, and NACCO Industries.
ROBERT E. CAWTHORN, (DOB: 9/28/1935)
Director                                  JAMES O. WELCH, JR., (DOB:
 Chairman Emeritus and Director of        5/13/1931) Director
 Rhone-Poulenc Rorer, Inc.; Managing       Retired Chairman of Nabisco Brands
 Director of Global Health Care            Inc.; retired Vice Chairman and
 Partners/DLJ Merchant Banking             Director of RJR Nabisco; Director
 Partners; Director of Sun Company,        of TECO Energy, Inc., and Kmart
 Inc., and Westinghouse Electric           Corporation.
 Corporation.
                                          J. LAWRENCE WILSON, (DOB: 3/2/1936)
BARBARA BARNES HAUPTFUHRER, (DOB:         Director
10/11/1928) Director                       Chairman and Chief Executive
 Director of The Great Atlantic and        Officer of Rohm & Haas Company;
 Pacific Tea Company, IKON Office          Director of Cummins Engine Company,
 Solutions, Inc., Raytheon Company,        and The Mead Corporation; and
 Knight-Ridder, Inc., Massachusetts        Trustee of Vanderbilt University.
 Mutual Life Insurance Co., and
 Ladies Professional Golf                 RAYMOND J. KLAPINSKY, (DOB:
 Association; and Trustee Emerita of      12/7/1938) Secretary*
 Wellesley College.                        Managing Director and Secretary of
                                           The Vanguard Group, Inc.; Secretary
BRUCE K. MACLAURY, (DOB: 5/7/1931)         of each of the investment companies
Director                                   in The Vanguard Group.
 President Emeritus of The Brookings
 Institution; Director of American        RICHARD F. HYLAND, (DOB: 3/22/1937)
 Express Bank, Ltd., The St. Paul         Treasurer*
 Companies, Inc., and National Steel       Treasurer of The Vanguard Group,
 Corporation.                              Inc. and of each of the investment
                                           companies in The Vanguard Group.
BURTON G. MALKIEL, (DOB: 8/28/1932)
Director                                  KAREN E. WEST, (DOB: 9/13/1946)
 Chemical Bank Chairman's Professor       Controller*
 of Economics, Princeton University;       Principal of The Vanguard Group,
 Director of Prudential Insurance          Inc.; Controller of each of the
 Co. of America, Amdahl Corporation,       investment companies in The
 Baker Fentress & Co., The Jeffrey         Vanguard Group.
 Co., and Southern New England
 Telecommunications Company.

                                           -----------
                                           *Mr. Bogle and the Officers of the
                                           Fund are "interested persons" as
                                           defined in the Investment Company
                                           Act of 1940.

DIRECTOR/TRUSTEE COMPENSATION

  The individuals in the table below serve as Directors/Trustees of all Van-guard Funds, and each Fund pays a proportionate share of the Directors'/Trustees' compensation. The Funds employ their officers on a shared basis, as well. However, officers are compensated by The Vanguard Group, Inc., not the Funds.

  INDEPENDENT DIRECTORS/TRUSTEES. The Funds compensate their independent Directors/Trustees--that is, the ones who are not also officers of the Fund-- in three ways:

 . The independent Directors/Trustees receive an annual fee for their service to the Funds, which is subject to reduction based on absences from scheduled Board meetings.

 . The independent Directors/Trustees are reimbursed for the travel and other expenses that they incur attending Board meetings.

 . Upon retirement, the independent Directors/Trustees receive an aggregate an-nual fee of $1,000 for each year served on the Board, up to fifteen years of service. This annual fee is paid for ten years following retirement, or un-til the Directors'/Trustees' death.

  "INTERESTED" DIRECTORS/TRUSTEES. The Funds' interested Directors/Trustees-- Messrs. Bogle and Brennan--receive no compensation for their service in that capacity. However, they are paid in their role as officers of The Vanguard Group, Inc.

  COMPENSATION TABLE. The following table provides compensation details for each of the Directors. For the Fund, we list the amounts paid as compensation and accrued as retirement benefits by the Fund for each Director. In addition, the table shows the total amount of benefits that we expect each Director/Trustee to receive from all Vanguard Funds upon retirement, and the total amount of compensation paid to each Director/Trustee by all Vanguard Funds. All information shown is for the fiscal year ended November 30, 1997.

                     VANGUARD CONVERTIBLE SECURITIES FUND
                              COMPENSATION TABLE

                          AGGREGATE   PENSION OR RETIREMENT    ESTIMATED      TOTAL COMPENSATION
                         COMPENSATION  BENEFITS ACCRUED AS  ANNUAL BENEFITS FROM ALL VANGUARD FUNDS
NAMES OF DIRECTORS        FROM FUND   PART OF FUND EXPENSES UPON RETIREMENT  PAID TO DIRECTORS(2)
------------------       ------------ --------------------- --------------- -----------------------
John C. Bogle(1)........     --                --                   --                  --
John J. Brennan(1)......     --                --                   --                  --
Barbara Barnes
 Hauptfuhrer............     $53               $ 8              $15,000             $70,000
Robert E. Cawthorn......     $53               $ 6              $13,000             $70,000
Bruce K. MacLaury.......     $58               $ 8              $12,000             $65,000
Burton G. Malkiel.......     $53               $ 5              $15,000             $70,000
Alfred M. Rankin, Jr....     $53               $ 4              $15,000             $70,000
John C. Sawhill.........     $53               $ 5              $15,000             $70,000
James O. Welch, Jr......     $53               $ 6              $15,000             $70,000
J. Lawrence Wilson......     $53               $ 4              $15,000             $70,000

--------
(1) As "Interested Directors," Messrs. Bogle and Brennan receive no compensation for their service as Directors.

(2) The amounts reported in this column reflect the total compensation paid to each Director for their service as Director or Trustee of 35 Vanguard Funds (34 in the case of Mr. Malkiel; 28 in the case of Mr. MacLaury).

                         INVESTMENT ADVISORY SERVICES

  The Fund employs Oaktree Capital Management, LLC (the "Adviser") under an investment advisory agreement dated November 1, 1996 to manage the investment and reinvestment of the assets of the Fund and to continuously review, super-vise and administer the Fund's investment program. The Adviser discharges its responsibilities subject to the control of the Officers and Directors of the Fund.

  The Fund pays the Adviser an advisory fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual per-centage rates, to the Fund's average month-end net assets for the quarter (the "Basic Fee"):

   NET ASSETS                                                              RATE
   ----------                                                             ------
   First $100 million.................................................... 0.425%
   Next $100 million..................................................... 0.400%
   Next $100 million..................................................... 0.375%
   Next $100 million..................................................... 0.350%
   Over $400 million..................................................... 0.325%

  It is not intended that the funding under this contract will exceed $500 million.

  Beginning November 30, 1997, the Basic Fee payment to the Adviser may be in-creased or decreased by a Performance Fee Adjustment (the "Adjustment"). The Adjustment shall be a percentage of the Basic Fee and shall change proportion-ately with the investment performance of the Fund relative to the investment performance of the First Boston Convertible Securities Index (the "Index"). The following table sets forth the Adjustment of the Basic Fee payable by the Fund to the Adviser under the investment advisory agreement.

        CUMULATIVE PERFORMANCE OF
         THE FUND VS. THE INDEX          PERFORMANCE FEE ADJUSTMENT
         FOR THE RELEVANT PERIOD        AS A PERCENTAGE OF BASIC FEE
        -------------------------       ----------------------------
   -100% of Performance Factor or more              -50%
   -1% to -99% of Performance Factor             0 to -50%
    0                                                0
   +1% to +99% Performance Factor                0 to +50%
   +100% of Performance Factor or more              +50%

  The Adjustment will be calculated as follows, using data from the table be-low:

  To calculate the Adjustment for a given quarter, (1) for the Relevant Period for that quarter as set forth in the table below (the "Relevant Period"), the difference between the investment performance of the Fund and the investment performance of the Index (the "Performance Differential") will be calculated,
(2) the Performance Differential will be compared to the Performance Factor specified by the table for that period to determine the extent to which an Ad-justment is in order, and (3) the Adjustment will be the appropriate percent-age of the Basic Fee* for an average quarter in that Relevant Period deter-mined from the table above.
--------
* For purposes of this calculation, the relevant Basic Fee is calculated by applying the quarterly rate against average assets over which performance is measured.

                                                                    PERFORMANCE
   QUARTER ENDING                                 RELEVANT PERIOD  FACTOR (B.P.)
   --------------                                 ---------------- -------------
   Before 11/30/97...............................       --no adjustment--
   11/30/97...................................... 12/1/96-11/30/97       67
    2/28/98...................................... 12/1/96-2/28/98        83
    5/31/98...................................... 12/1/96-5/31/98       100
    8/31/98...................................... 12/1/96-8/31/98       117
   11/30/98...................................... 12/1/96-11/30/98      133
    2/28/99...................................... 12/1/96-2/28/99       150
    5/31/99...................................... 12/1/96-5/31/99       167
    8/31/99...................................... 12/1/95-8/31/99       183
   11/30/99...................................... 12/1/96-11/30/99      200
   After 11/30/99................................ prior 36 months       200

  The investment performance of the Fund for such period, expressed as a per-centage of the net asset value per share of the Fund at the beginning of such period, shall be the sum of: (i) the change in the net asset value per share of the Fund during such period; (ii) the value of the cash distributions per share of the Fund accumulated to the end of such period; and (iii) the value of capital gains taxes per share paid or payable by the Fund on undistributed realized long-term capital gains accumulated to the end of such period. For this purpose, the value of distributions per share of realized capital gains, of dividends per share paid from investment income and of capital gains taxes per share paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in shares of the Fund at the net asset value per share in effect at the close of business on the record date for the pay-ment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends and taxes.

  The "investment record" of the Index for the period, expressed as a percent-age of the Index level at the beginning of the period, shall be the sum of (i) the change in the level of the Index during the period and (ii) the value, computed consistently with the Index, of cash distributions having an ex-divi-dend date occurring within the period made by companies whose securities com-prise the Index.

  During the fiscal years ended November 30, 1995, 1996, and 1997, the Fund paid investment advisory fees of approximately $674,000, $578,000 and $731,000 (before a decrease of $91,000 based on performance), respectively.

  The agreement will continue until October 31, 1998 and will be renewable thereafter for successive one-year periods, only if each renewal is specifi-cally approved by a vote of the Fund's Board of Directors, including the af-firmative votes of a majority of the Directors who are not parties to the con-tract or "interested persons" (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval. In addition, the question of continuance of the agreement may be presented to the shareholders of the Fund; in such event, continuation must be approved by the affirmative vote of a majority of the outstanding voting securities of the Fund. The agreement is automatically ter-minated if assigned, and may be terminated without penalty at any time (1) ei-ther by vote of the Board of Directors of the Fund or by vote of its outstand-ing voting securities on 60 days' written notice to the Adviser, or (2) by the Adviser upon 60 days' written notice to the Fund.

  The Fund's Board of Directors may, without the approval of shareholders, provide for:

    A. The employment of a new investment adviser pursuant to the terms of a new advisory agreement, either as a replacement for an existing adviser or as an additional adviser;

    B. A change in the terms of an advisory agreement; and

    C. The continued employment of an existing adviser, on the same advisory contract terms, where a contract has been assigned because of a change in control of the adviser.

  Any such change will only be made upon not less than 30 days' prior written notice to shareholders, which shall include the information concerning the ad-viser that would have normally been included in a proxy statement.

  Oaktree Capital Management, LLC specializes in selected niche investment markets. The founders of Oaktree formed the company in April of 1995 after having managed funds in the convertible securities, distressed debt, and high yield bond areas of Trust Company of the West (TCW) since 1985.

  Larry W. Keele, Principal and one of the five founders of Oaktree, serves as Portfolio Manager of the Fund. Mr. Keele is supported by research and other investment services provided by the professional staff of Oaktree. As of No-vember 30, 1997, Oaktree managed approximately $9.7 billion.

                            PORTFOLIO TRANSACTIONS

  The investment advisory agreement authorizes the Adviser (with the approval of the Fund's Board of Directors) to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund and di-rects the Adviser to use its best efforts to obtain the best available price and most favorable execution as to all transactions for the Fund. The Adviser has undertaken to execute each investment transaction at a price and commis-sion which provides the most favorable total cost or proceeds reasonably ob-tainable under the circumstances.

  In placing portfolio transactions, the Adviser will use its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers which supply investment research and statistical information and provide other services in addition to execution services to the Fund and/or the Adviser. The Adviser considers such information useful in the performance of its obligations under the agreement, but is unable to determine the amount by which such services may reduce its expenses.

  The investment advisory agreement also incorporates the concepts of Section 28(e) of the Securities Exchange Act of 1934 by providing that, subject to the approval of the Fund's Board of Directors, the Adviser may cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for ef-fecting the same transaction; provided that such commission is deemed reason-able in terms of either that particular transaction or the overall responsi-bilities of the Adviser to the Fund.

  Currently, it is the Fund's policy that the Adviser may at times pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution of certain securities transactions that other-wise might not be available. The Adviser will only pay such higher commissions if it believes this to be in the best interest of the Fund. Some brokers or dealers who may receive such higher commissions in recognition of brokerage services related to execution of securities transactions are also providers of research information to the Adviser and/or the Fund. However, the Adviser has informed the Fund that it will not pay higher commission rates specifically for the purpose of obtaining research services.

  Since the Fund does not market its shares through intermediary brokers or dealers, it is not the Fund's practice to allocate brokerage or principal business on the basis of sales of its shares which may be through such firms. However, the Fund may place portfolio orders with qualified broker-dealers who recommend the Fund to other clients, or who act as agent in the purchase of the Fund's shares for their clients, and may, when a number of brokers and dealers can provide comparable best price and execution on a particular trans-action, consider the sale of the Fund shares by a broker or dealer in select-ing among qualified broker-dealers.

  Some securities considered for investment by the Fund may also be appropri-ate for other clients served by the Adviser. If purchase or sale of securities consistent with the investment policies of the Fund and one or more of these other clients serviced by the Adviser are considered at or about the same time, transactions in such securities will be allocated among the Fund and such other clients in a manner deemed equitable by the Adviser. During the fiscal years ended November 30, 1995, 1996 and 1997 the Fund paid $38,822, $111,718, and $41,776 in brokerage commissions.

                              GENERAL INFORMATION
                    DESCRIPTION OF SHARES AND VOTING RIGHTS

  The Fund is a diversified open-ended investment company established under Maryland law. The Fund's Amended and Restated Articles of Incorporation dated April 8, 1986 permit the Directors to issue 1,000,000,000 shares of common stock, with a $.001 par value. The Board of Directors has the power to desig-nate one or more classes ("Portfolios") of shares of common stock and to clas-sify or reclassify any unissued shares with respect to such Portfolios. Cur-rently the Fund is offering shares of one portfolio.

  The shares of the Fund are fully paid and non-assessable, and have no pref-erence as to conversion, exchange, dividends, retirement or other features. The shares have no pre-emptive rights. The shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund. On any matter submitted to a vote of shareholders, all shares of the Fund then issued and outstanding and entitled to vote, irrespec-tive of the class, shall be voted in the aggregate and not by class except (i) when required by the Investment Company Act of 1940, shares shall be voted by individual class, and (ii) when the matter does not affect any interest of a particular class, then only shareholders of the affected class or classes shall be entitled to vote thereon.

                            YIELD AND TOTAL RETURN

  The yield of the Fund for the 30-day period ended November 30, 1997 was +4.33%.

  The average annual total return of the Fund for the one-, five-, and ten-year periods ended November 30, 1997 was +14.81%, +10.96% and +13.06%, respec-tively. The average annual total return of the Fund for the period since its inception on June 17, 1986 was +9.74%.

                              COMPARATIVE INDEXES

  Vanguard may use reprinted material discussing The Vanguard Group, Inc. or any of the member funds of the Vanguard Group of Investment Companies.

  Each of the investment company members of the Vanguard Group, including Van-guard Convertible Securities Fund, may, from time to time, use one or more of the following unmanaged indices for comparative performance purposes.

  STANDARD AND POOR'S 500 COMPOSITE STOCK PRICE INDEX--is a well diversified list of 500 companies representing the U.S. Stock Market.

  STANDARD & POOR'S MIDCAP 400 INDEX--is composed of 400 medium sized domestic stocks.

  STANDARD & POOR'S/BARRA 600 VALUE INDEX--contains stocks of the S&P SmallCap 600 Index which have a lower than average price-to-book ratio.

  STANDARD & POOR'S/BARRA 600 GROWTH INDEX--contains stocks of the S&P SmallCap 600 Index which have a higher than average price-to-book ratio.

  RUSSELL 1000 VALUE INDEX--consists of the stocks in the Russell 1000 Index (comprising the 1,000 largest U.S.-based companies measured by total market capitalization) with the lowest price-to-book ratios, comprising 50% of the market capitalization of the Russell 1000.

  WILSHIRE 5000 EQUITY INDEX--consists of more than 7,000 common equity secu-rities, covering all stocks in the U.S. for which daily pricing is available.

  WILSHIRE 4500 EQUITY INDEX--consists of all stocks in the Wilshire 5000 ex-cept for the 500 stocks in the Standard and Poor's 500 Index.

  MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX--is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia, Asia, and the Far East.

  GOLDMAN SACHS 100 CONVERTIBLE BOND INDEX--currently includes 71 bonds and 29 preferreds. The original list of names was generated by screening for convert-ible issues of $100 million or greater in market capitalization. The index is priced monthly.

  SALOMON BROTHERS GNMA INDEX--includes pools of mortgages originated by pri-vate lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

  SALOMON BROTHERS HIGH-GRADE CORPORATE BOND INDEX--consists of publicly is-sued, non-convertible corporate bonds rated Aa or Aaa. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

  THE LEHMAN AGGREGATE BOND INDEX is composed of the Lehman Brothers Government/Corporate Bond Index and the Lehman Brothers Mortgage-Backed Secu-rities Index and includes treasury issues, agency issues, corporate bond is-sues and mortgage-backed securities. All securities are rated investment grade or higher by Moody's Investors Service, Standard & Poor's Corporation, or Fitch Investor's Service, in that order. All issues have at least one year to maturity and an outstanding par value of at least $100 million.

  LEHMAN LONG-TERM TREASURY BOND INDEX--is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

  MERRILL LYNCH CORPORATE & GOVERNMENT BOND INDEX--consist of over 4,500 U.S. Treasury, agency and investment grade corporate bonds.

  LEHMAN CORPORATE (BAA) BOND INDEX--all publicly offered fixed-rate, noncon-vertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than 1 year and with more than $25 million outstanding. This index includes over 1,000 issues.

  LEHMAN BROTHERS LONG-TERM CORPORATE BOND INDEX--is a subset of the Lehman Corporate Bond Index covering all corporate, publicly issued, fixed-rate, non-convertible U.S. debt issues rated at least Baa, with at least $50 million principal outstanding and maturity greater than 10 years.

  BOND BUYER MUNICIPAL BOND INDEX--is a yield index on current-coupon high grade general-obligation municipal bonds.

  STANDARD & POOR'S PREFERRED INDEX--is a yield index based upon the average yield of four high grade, noncallable preferred stock issues.

  NASDAQ INDUSTRIAL INDEX--is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not in-clude income.

  COMPOSITE INDEX--70% Standard & Poor's 500 Index and 30% NASDAQ Industrial Index.

  COMPOSITE INDEX--65% Standard & Poor's 500 Index and 35% Lehman Long-Term Corporate AA or Better Bond Index.

  COMPOSITE INDEX--65% Lehman Long-Term Corporate AA or Better Bond Index and a 35% weighting in a blended equity composite (75% Standard & Poor's/BARRA Value Index, 12.5% Standard & Poor's Utilities Index and 12.5% Standard & Poor's Telephone Index).

  LEHMAN LONG-TERM CORPORATE AA OR BETTER BOND INDEX--consists of all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt rated AA or AAA.

  LEHMAN BROTHERS AGGREGATE BOND INDEX--is a market weighted index that con-tains over 4,000 individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities corporate rated Baa--or better. The Index has a market value of approximately $4 trillion.

  LEHMAN BROTHERS MUTUAL FUND SHORT (1-5) GOVERNMENT/CORPORATE INDEX--is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate investment grade bonds rated BBB--or better with maturities be-tween 1 and 5 years. The index has a market value of approximately $1.6 tril-lion.

  LEHMAN BROTHERS MUTUAL FUND INTERMEDIATE (5-10) GOVERNMENT/CORPORATE INDEX-- is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB--or better with maturities between 5 and 10 years. The index has a market value of approximately $700 billion.

  LEHMAN BROTHERS LONG (10+) GOVERNMENT/CORPORATE INDEX--is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB--or better with maturities of ten or more years. The in-dex has a market value of over $900 billion.

  LEHMAN BROTHERS MUTUAL FUND SHORT (1-5) INVESTMENT GRADE DEBT INDEX--is a market weighted index that contains all investment grade corporate debt secu-rities with maturities of one to five years. The index has a market value of approximately $175 billion.

  LEHMAN BROTHERS MUTUAL FUND SHORT (1-5) U.S. TREASURY INDEX--is a market weighted index that contains all U.S. Treasury securities with maturities of one to five years. The index has a market value of approximately $1.1 tril-lion.

  LEHMAN BROTHERS MUTUAL FUND SHORT (1-5) U.S. GOVERNMENT INDEX--is a market weighted index that contains all U.S. Government agency and Treasury securi-ties with maturities of one to five years. The index has a market value of ap-proximately $1.3 trillion.

  LEHMAN BROTHERS MUTUAL FUND INTERMEDIATE (5-10) U.S. TREASURY INDEX--is a market weighted index that contains all U.S. Treasury securities with maturi-ties of five to ten years. The index has a market value of approximately $300 billion.

  LEHMAN BROTHERS MUTUAL FUND INTERMEDIATE (5-10) INVESTMENT GRADE DEBT IN-DEX--is a market weighted index that contains all investment grade debt secu-rities with maturities of five to ten years. The index has a market value of approximately $225 billion.

  LIPPER SMALL COMPANY GROWTH FUND AVERAGE--the average performance of small company growth funds as defined by Lipper Analytical Services, Inc. Lipper de-fines a small company growth fund as a fund that by prospectus or portfolio practice, limits its investments to companies on the basis of the size of the company. From time to time, Vanguard may advertise using the average perfor-mance and/or the average expense ratio of the small company growth funds. (This fund category was first established in 1982. For years prior to 1982, the results of the Lipper Small Company Growth category were estimated using the returns of the Funds that constituted the Group at its inception).

  LIPPER GENERAL EQUITY FUND AVERAGE--an industry benchmark of average general equity funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

  LIPPER FIXED INCOME FUND AVERAGE--an industry benchmark of average fixed in-come funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

  RUSSELL 3000 INDEX--consists of approximately the 3,000 largest stocks of U.S.-domiciled companies commonly traded on the New York and American Stock Exchanges or the NASDAQ over-the-counter market, accounting for over 90% of the market value of publicly traded stocks in the U.S.

  RUSSELL 2000 STOCK INDEX--consists of the smallest 2,000 stocks within the Russell 3000; a widely used benchmark for small capitalization common stocks.

  LIPPER BALANCED FUND AVERAGE--an industry benchmark of average balanced funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

  LIPPER NON-GOVERNMENT MONEY MARKET FUND AVERAGE--an industry benchmark of average non-government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

  LIPPER GOVERNMENT MONEY MARKET FUND AVERAGE--an industry benchmark of aver-age government money market funds with similar investment objectives and poli-cies, as measured by Lipper Analytical Services, Inc.

  FIRST BOSTON CONVERTIBLE SECURITIES INDEX--Established as a performance benchmark in 1982, the Index is valued monthly and generally includes 250 to 300 issues of convertible securities rated B- or better by Standard & Poor's, and a predominant proportion of the market capitalization of the total value of all convertible securities.

                             FINANCIAL STATEMENTS

  The Fund's Financial Statements for the year ended November 30, 1997, in-cluding the financial highlights for each of the five fiscal years in the pe-riod ended November 30, 1997, appearing in the Fund's 1997 Annual Report to Shareholders, and the report thereon of Price Waterhouse LLP, independent ac-countants, also appearing therein, are incorporated by reference in this Statement of Additional Information. The Fund's 1997 Annual Report to Share-holders is enclosed with this Statement of Additional Information.

                APPENDIX--DESCRIPTION OF SECURITIES AND RATINGS

I. DESCRIPTION OF BOND RATINGS

  Excerpts from Moody's Investors Service, Inc., ("Moody's") description of its four highest bond ratings: AAA--judged to be the best quality. They carry the smallest degree of investment risk; AA--judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds; A--possess many favorable investment attributes and are to be considered as "upper medium grade obligations"; BAA--considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteris-tically unreliable over any great length of time. BA--judged to have specula-tive elements; their future cannot be considered as well assured; B--generally lack characteristics of the desirable investment; CAA--are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; CA--speculative in a high degree; often in default; C--lowest rated class of bonds; regarded as having extremely poor prospects.

  Moody's also supplies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category.

  Excerpts from Standard & Poor's Corporation ("S&P") description of its five highest bond ratings: AAA--highest grade obligations. Capacity to pay interest and repay principal is extremely strong; AA--also qualify as high grade obli-gations. A very strong capacity to pay interest and repay principal and dif-fers from AAA issues only in small degree; A--regarded as upper medium grade. They have a strong capacity to pay interest and repay principal although they are somewhat susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB--regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. This group is the lowest which qualifies for commercial bank investment. BB, B, CCC, CC--predominately speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obliga-tion; BB indicates the lowest degree of speculation and CC the highest.

  S&P applies indicators "+," no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.

                                    PART C

                  VANGUARD CONVERTIBLE SECURITIES FUND, INC.

                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

  (A) FINANCIAL STATEMENTS

  The Registrant's audited financial statements for the year ended November 30, 1997, including Price Waterhouse LLP's report thereon, are incorporated by reference in the Statement of Additional Information from the Registrant's 1997 Annual Report, which has been filed with the Commission. The financial statements included in the Annual Report are:

   1. Statement of Net Assets as of November 30, 1997.

   2. Statement of Operations for the year ended November 30, 1997.

   3. Statement of Changes in Net Assets for the years ended November 30, 1996 and November 30, 1997.

   4. Financial Highlights for each of the five years ended November 30, 1997.
   5. Notes to Financial Statements.
   6. Report of Independent Accountants.

  (B) EXHIBITS

   1. Articles of Incorporation
   2. By-Laws of Registrant
   3. Not Applicable
   4. Not Applicable
   5. Not Applicable
   6. Not Applicable
   7. Reference is made to the section entitled "Management of the Fund" in the Registrant's Statement of Additional Information
   8. Form of Custody Agreement
   9. Form of Vanguard Service Agreement
  10. Opinion of Counsel
  11. Consent of Independent Accountants*
  12. Financial Statements--reference is made to (a) above
  13. Not Applicable
  14. Not Applicable
  15. Not Applicable
  16. Schedule for Computation of Performance Quotations*
  27. Financial Data Schedule
--------
*Filed herewith.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

  Registrant is not controlled by or under common control with any person. The Officers of the Registrant, the investment companies in The Vanguard Group of Investment Companies and The Vanguard Group, Inc. are identical. Reference is made to the caption "Management of the Fund" in the Prospectus constituting Part A and "Management of the Fund" in the Statement of Additional Information constituting Part B of this Registration Statement.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES

  As of November 30, 1997 there were 9,658 shareholders.

ITEM 27. INDEMNIFICATION

  Reference is made to Article XI of Registrant's Articles of Incorporation. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Directors, Officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, Officer or controlling person of the Regis-trant in the successful defense of any action, suit or proceeding) is asserted by such Director, Officer or controlling person in connection with the securi-ties being registered, the Registrant will, unless in the opinion of its coun-sel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the fi-nal adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

  Oaktree Capital Management LLC. ("Oaktree"), 550 South Hope Street, 22nd Floor, Los Angeles, California 90071, is the Investment Adviser.

ITEM 29. PRINCIPAL UNDERWRITERS

  (a) None

  (b) Not Applicable

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

  The books, accounts and other documents required by Section 31(a) under the Investment Company Act of 1940 and the rules promulgated thereunder will be maintained in the physical possession of Registrant; Registrant's Transfer Agent, The Vanguard Group, Inc. c/o The Vanguard Financial Center, Valley Forge, Pennsylvania 19482; and the Registrant's Custodian, Morgan Guaranty Trust Company of New York.

ITEM 31. MANAGEMENT SERVICES

  Other than the Amended and Restated Funds' Service Agreement with The Van-guard Group, Inc. which was previously filed as Exhibit 9(c) and described in Part B hereof under "Management of the Fund," the Registrant is not a party to any management-related service contract.

ITEM 32. UNDERTAKINGS

  Registrant hereby undertakes to provide an Annual Report to Shareholders to prospective investors, free of charge, upon request.

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND THE INVEST-MENT COMPANY ACT OF 1940, THE REGISTRANT HEREBY CERTIFIES THAT IT MEETS THE REQUIREMENTS FOR EFFECTIVENESS OF THIS REGISTRATION STATEMENT PURSUANT TO RULE 485(B) UNDER THE SECURITIES ACT OF 1933 AND HAS DULY CAUSED THIS POST-EFFEC-TIVE AMENDMENT TO THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE TOWN OF VALLEY FORGE AND THE COMMONWEALTH OF PENNSYLVANIA, ON THIS 6TH DAY OF MARCH, 1998.

                                          Vanguard Convertible Securities
                                           Fund, Inc.


                                          By:           (signature)
                                              -----------------------------
                                                  (RAYMOND J. KLAPINSKY)
                                                     JOHN J. BRENNAN*,

                                               CHAIRMAN AND CHIEF EXECUTIVE
                                                       OFFICER

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS POST-EFFEC-TIVE AMENDMENT TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOL-LOWING PERSONS IN THE CAPACITIES AND ON THE DATE INDICATED:




             SIGNATURES                    TITLE                 DATE
             ----------                    -----                 ----
By:          (signature)            Senior Chairman of
    ---------------------------         the Board and         March 6, 1998
       (RAYMOND J. KLAPINSKY)           Director
           JOHN C. BOGLE*


By:          (signature)            Chairman, Chief
    ---------------------------         Executive Officer     March 6, 1998
       (RAYMOND J. KLAPINSKY)           and Director
          JOHN J. BRENNAN*


By:          (signature)               Director               March 6, 1998
    ---------------------------
       (RAYMOND J. KLAPINSKY)
         ROBERT E. CAWTHORN*


By:          (signature)               Director
   ----------------------------                               March 6, 1998
       (RAYMOND J. KLAPINSKY)
       BARBARA B. HAUPTFUHRER*


By:          (signature)               Director               March 6, 1998
   ----------------------------
       (RAYMOND J. KLAPINSKY)
       BRUCE K. MACLAURY, JR.*


By:          (signature)               Director               March 6, 1998
   ----------------------------
       (RAYMOND J. KLAPINSKY)
         BURTON G. MALKIEL*


By:          (signature)               Director
    ---------------------------                               March 6, 1998
       (RAYMOND J. KLAPINSKY)
       ALFRED M. RANKIN, JR.*


By:          (signature)               Director               March 6, 1998
   ----------------------------
       (RAYMOND J. KLAPINSKY)
          JOHN C. SAWHILL*


By:          (signature)               Director               March 6, 1998
   ----------------------------
       (RAYMOND J. KLAPINSKY)
        JAMES O. WELCH, JR.*


By:          (signature)               Director               March 6, 1998
   ----------------------------
       (RAYMOND J. KLAPINSKY)
         J. LAWRENCE WILSON*


By:          (signature)               Treasurer and          March 6, 1998
   ----------------------------         Principal Financial
       (RAYMOND J. KLAPINSKY)           and Accounting
         RICHARD F. HYLAND*             Officer


* By Power of Attorney. See File Number 2-14336, January 23, 1990. Incorpo-rated by Reference.

                               INDEX TO EXHIBITS

Consent of Independent Accountants.................................... EX-99.B11
Schedule for Computation.............................................. EX-99.B16
Financial Data Schedule...............................................     EX-27